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                                                                   Exhibit 99.13


              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT




                        GREENPOINT MORTGAGE FUNDING, INC.
                               Seller and Servicer

                         LUMINENT MORTGAGE CAPITAL, INC.

                      MAIA MORTGAGE FINANCE STATUTORY TRUST

                    MERCURY MORTGAGE FINANCE STATUTORY TRUST
                                Initial Purchaser









                           Dated as of October 1, 2006
         First and Second Lien, Fixed and Adjustable Rate Mortgage Loans





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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


SECTION 1.    Definitions......................................................1

SECTION 2.    Agreement to Purchase...........................................14

SECTION 3.    Mortgage Loan Schedules.........................................14

SECTION 4.    Purchase Price..................................................14

SECTION 5.    Examination of Mortgage Files...................................14

SECTION 6.    Conveyance from Seller to Initial Purchaser.....................15

         Subsection 6.01.   Conveyance of Mortgage Loans; Possession of
                                Servicing Files...............................15
         Subsection 6.02.   Books and Records.................................15
         Subsection 6.03.   Delivery of Mortgage Loan Documents...............15

SECTION 7.           Representations, Warranties and Covenants of the Seller:
                                Remedies for Breach...........................17

         Subsection 7.01.   Representations and Warranties Respecting the
                                Seller........................................17
         Subsection 7.02.   Representations and Warranties Regarding
                                Individual Mortgage Loans.....................19
         Subsection 7.03.   Remedies for Breach of Representations and
                                Warranties....................................33
         Subsection 7.04.   Repurchase of Certain Mortgage Loans; Premium
                                Protection....................................35
         Subsection 7.05.   Protection of Consumer Information................36

SECTION 8.    Closing.........................................................36

SECTION 9.    Closing Documents...............................................37

SECTION 10.   Costs...........................................................38

SECTION 11.   Removal of Mortgage Loans from Inclusion under This Agreement
                Upon a Whole Loan Transfer or a Pass-Through Transfer on One
                or More Reconstitution Dates..................................39

SECTION 12.   The Seller and the Servicer.....................................46

         Subsection 12.01.  Additional Indemnification by the Seller and the
                                Servicer......................................46
         Subsection 12.02.  Merger or Consolidation of the Seller and the
                                Servicer......................................47
         Subsection 12.03.  Limitation on Liability of the Seller, the
                                Servicer and Others...........................47
         Subsection 12.04.  Servicer Not to Resign............................48
         Subsection 12.05.  No Transfer of Servicing..........................48

SECTION 13.   Default.........................................................48

         Subsection 13.01.  Events of Default.................................48


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         Subsection 13.02.  Waiver of Defaults................................50

SECTION 14.   Termination.....................................................50

SECTION 15.   Successor to the Servicer.......................................50

SECTION 16.   Financial Statements............................................51

SECTION 17.   Mandatory Delivery: Grant of Security Interest..................52

SECTION 18.   Notices.........................................................52

SECTION 19.   Severability Clause.............................................53

SECTION 20.   Counterparts....................................................53

SECTION 21.   Governing Law...................................................53

SECTION 22.   Intention of the Parties........................................53

SECTION 23.   Successors and Assigns..........................................54

SECTION 24.   Waivers.........................................................55

SECTION 25.   Exhibits........................................................55

SECTION 26.   Nonsolicitation.................................................55

SECTION 27.   General Interpretive Principles.................................55

SECTION 28.   Reproduction of Documents.......................................56

SECTION 29.   Further Agreements..............................................56

SECTION 30.   Third-Party Beneficiary.........................................56

SECTION 31.   Entire Agreement................................................56


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                                    EXHIBITS
                                    --------


EXHIBIT 1         SELLER'S OFFICER'S CERTIFICATE
EXHIBIT 2         FORM OF OPINION OF COUNSEL TO THE SELLER
EXHIBIT 3         SECURITY RELEASE CERTIFICATION
EXHIBIT 4         ASSIGNMENT AND CONVEYANCE
EXHIBIT 5         CONTENTS OF EACH MORTGAGE FILE
EXHIBIT 6         CUSTODIAL AGREEMENT
EXHIBIT 7         FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT
EXHIBIT 8         FORM OF ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT 9         SERVICING ADDENDUM
EXHIBIT 10        FORM OF ASSIGNMENT AND RECOGNITION AGREEMENT
EXHIBIT 11        FORM OF INDEMNIFICATION AGREEMENT
EXHIBIT 12        FORM OF ANNUAL CERTIFICATION
EXHIBIT 13        MORTGAGE LOAN DOCUMENTS
EXHIBIT 14        UNDERWRITING GUIDELINES OF THE SELLER
EXHIBIT 15        SUMMARY OF REGULATION AB SERVICING CRITERIA
EXHIBIT 16        SUMMARY OF APPLICABLE REGULATION AB REQUIREMENTS
EXHIBIT 17        SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE
EXHIBIT 18        FORECLOSURE RIGHTS

SCHEDULE I        MORTGAGE LOAN SCHEDULE
SCHEDULE II       PREPAYMENT CHARGE SCHEDULE


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


              MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT

This is an MASTER MORTGAGE LOAN PURCHASE AND SERVICING AGREEMENT (the "Agreement"), dated as of October 1, 2006, by and between Luminent Mortgage
Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust (collectively, the Purchasers and individually, as the purchaser of any Mortgage Loan hereunder, the Purchaser), having an office at One Commerce Square, 2005 Market St., Suite 2100, Phildelphia, PA 19103 (the "Initial Purchaser", and the Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the "Purchaser"), GREENPOINT MORTGAGE FUNDING, INC., having an office at 100 Wood Hollow Drive, Novato, CA 94945 (the "Seller" and "Servicer").

                              W I T N E S S E T H :

     WHEREAS, the Seller desires to sell, from time to time, to a Purchaser, and each Purchaser desires to purchase, from time to time, from the Seller, certain conventional, fixed and adjustable rate residential first and second lien mortgage loans, including the right to any Prepayment Charges payable by the related Mortgagors as described herein, (the "Mortgage Loans") as described herein on a servicing-retained basis, and which shall be delivered in groups of whole loans on various dates as provided herein and in the related Confirmation (each, a "Closing Date");

     WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first or second lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule for the related Mortgage Loan Package, which is to be annexed hereto on each Closing Date as Schedule I;

     WHEREAS, the Initial Purchaser, the Seller and the Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

     WHEREAS, following its purchase of the Mortgage Loans from the Seller, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers as a whole loan transfer in a whole loan or participation format or a public or private mortgage-backed securities transaction;

     NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser and the Seller agree as follows:

     SECTION 1.   Definitions.
                  ------------

     For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

     Accepted Servicing Practices: With respect to any Mortgage Loan, those mortgage servicing practices (including collection procedures) of prudent mortgage banking institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, which are in general accordance with Fannie Mae servicing practices and


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procedures for MBS pool mortgages, as defined in the Fannie Mae Guides including future updates, the terms of the Mortgage Loan Documents and all applicable federal, state and local legal and regulatory requirements.

     Adjustable Rate Mortgage Loan: A Mortgage Loan which provides for the adjustment of the Mortgage Interest Rate payable in respect thereto.

     Adjustment Date: With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on such Adjustable Rate Mortgage Loan is adjusted in accordance with the terms of the related Mortgage Note.

     Agreement:  This Amended and Restated  Master  Mortgage  Loan  Purchase and
Servicing   Agreement   including  all  exhibits,   schedules,   amendments  and
supplements hereto.

     Alternative Title Product: A "short form" title policy issued pursuant to Seller's Underwriting Guidelines in connection with a second lien Mortgage Loan with a principal balance less than $200,000.

     Appraised Value: With respect to any Mortgaged Property, the lesser of (i) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the value determined by an appraisal made for the originator of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan by an appraiser who met the minimum requirements of FNMA and FHLMC and the Financial Institutions Reform, Recovery, and Enforcement Act of 1989.

     Assignment and Conveyance: An assignment and conveyance of the Mortgage Loans purchased on a Closing Date in the form annexed hereto as Exhibit 4.

     Assignment of Mortgage: With respect to each Mortgage Loan which is not a MERS Loan, an individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

     Balloon Mortgage Loan: A Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its maturity date.

     Balloon Payment: With respect to any Balloon Mortgage Loan as of any date of determination, the Monthly Payment payable on the maturity of such Mortgage Loan.

     Business Day: Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

     Cash-Out Refinancing: A Refinanced Mortgage Loan the proceeds of which were in excess of the principal balance of any existing first mortgage on the related


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Mortgaged  Property  and related  closing  costs,  and were used to pay any such existing first mortgage, related closing costs and subordinate mortgages on the related Mortgaged Property.

     Closing Date: The date or dates on which the Purchaser from time to time shall purchase and the Seller from time to time shall sell to the Purchaser, the Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Closing Documents: With respect to any Closing Date, the documents required pursuant to Section 9.

     Code: The Internal Revenue Code of 1986, or any successor statute thereto.

     Combined Loan-to-Value Ratio or CLTV: With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan and any other mortgage loan which is secured by a lien on the related Mortgaged Property to the Appraised Value of the Mortgaged Property.

     Commission or SEC: The United States Securities and Exchange Commission.

     Condemnation Proceeds: All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

     Confirmation: With respect to any Mortgage Loan Package purchased and sold on any Closing Date, the letter agreement among the Purchaser, the Servicer and the Seller (including any exhibits, schedules and attachments thereto), setting forth the terms and conditions of such transaction and describing the Mortgage Loans to be purchased by the Purchaser on such Closing Date. A Confirmation may relate to more than one Mortgage Loan Package to be purchased on one or more Closing Dates hereunder.

     Convertible Mortgage Loan: A Mortgage Loan that by its terms and subject to certain conditions contained in the related Mortgage or Mortgage Note allows the Mortgagor to convert the adjustable Mortgage Interest Rate on such Mortgage Loan to a fixed Mortgage Interest Rate.

     Custodial Account: The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled GreenPoint Mortgage Funding, Inc. as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans", established at a financial institution acceptable to the Purchaser. Each Custodial Account shall be an Eligible Account.

     Custodial Agreement: The agreement governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, annexed hereto as Exhibit 6.

     Custodian: The custodian under the Custodial Agreement, or its successor in interest or assigns, or any successor to the Custodian under the Custodial Agreement, as therein provided.

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     Cut-off Date: The first day of the month in which the related  Closing Date occurs.

     Deleted Mortgage Loan: A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

     Depositor: The depositor, as such term is defined in Regulation AB, with respect to any Pass-Through Transfer.

     Determination  Date: With respect to each Distribution  Date, the fifteenth
(15th) day of the calendar month in which such Distribution Date occurs or, if such fifteenth (15th) day is not a Business Day, the Business Day immediately preceding such fifteenth (15th) day.

     Distribution Date: The eighteenth (18th) day of each month, commencing on the eighteenth day of the month next following the month in which the related Cut-off Date occurs, or if such eighteenth (18th) day is not a Business Day, the first Business Day immediately preceding such eighteenth (18th) day.

     Due Date: With respect to each Mortgage Loan, the day of the calendar month on which each Monthly Payment is due on such Mortgage Loan (including the Balloon Payment with respect to a Balloon Mortgage Loan), exclusive of any days of grace.

     Eligible Account: Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated A-1 by S&P or Prime-1 by Moody's (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Seller and Servicer) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity. Eligible Accounts may bear interest.

     Escrow Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "GreenPoint Mortgage Funding, Inc.", as servicer, in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans," established at a financial institution acceptable to the Purchaser. Each Escrow Account shall be an Eligible Account.

     Escrow Payments: The amounts constituting ground rents, taxes, assessments, water charges, sewer rents, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

     Event of Default: Any one of the events enumerated in Subsection 14.01.

     Exchange Act: The Securities Exchange Act of 1934, as amended.


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     FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

     FHLMC: Freddie Mac or any successor thereto.

     Final Recovery Determination: With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller pursuant to this Agreement), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered. The Servicer shall maintain records, prepared by a servicing officer of the Servicer, of each Final Recovery Determination.

     Fixed Rate Mortgage Loan: A Mortgage Loan with respect to which the Mortgage Interest Rate set forth in the Mortgage Note is fixed for the term of such Mortgage Loan.

     Flood Zone Service Contract: A transferable contract maintained for the Mortgaged Property with a nationally recognized flood zone service provider for the purpose of obtaining the current flood zone status relating to such Mortgaged Property.

     FNMA: Fannie Mae or any successor thereto.

     Gross Margin: With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the related
Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

     HUD: The United States Department of Housing and Urban Development or any successor thereto.

     Index: With respect to any Adjustable Rate Mortgage Loan, the index identified on the Mortgage Loan Schedule and set forth in the related Mortgage Note for the purpose of calculating the interest rate thereon.

     Initial Closing Date: The Closing Date on which any Initial Purchaser purchases and the Seller sells the first Mortgage Loan Package hereunder.

     Initial Purchaser: Luminent Mortgage Capital, Inc., Maia Mortgage Finance Statutory Trust and Mercury Mortgage Finance Statutory Trust, or any successor or assign.

     Insurance Proceeds: With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

     Liquidation Proceeds: Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee's sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.


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     Loan-to-Value  Ratio or LTV:  With respect to any  Mortgage  Loan as of any date of determination, the ratio on such date of the outstanding principal amount of the Mortgage Loan, to the Appraised Value of the Mortgaged Property.

     Maximum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

     MERS:  Mortgage  Electronic   Registration  Systems,  Inc.,  a  corporation
organized and existing under the laws of the State of Delaware, or any successor thereto.

     MERS(R)   System:   The  system  of   recording   transfers   of  Mortgages
electronically maintained by MERS.

     MIN: The Mortgage Identification Number of Mortgage Loans registered with MERS on the MERS(R) System.

     Minimum Mortgage Interest Rate: With respect to each Adjustable Rate Mortgage Loan, a rate that is set forth on the related Mortgage Loan Schedule and in the related Mortgage Note and is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

     MOM Loan: Any Mortgage Loan where MERS acts as the mortgagee of record of such Mortgage Loan, solely as nominee for the originator of such Mortgage Loan and its successors and assigns, at the origination thereof.

     Monthly Payment: With respect to any Mortgage Loan, the scheduled combined payment (including any Balloon Payment) of principal and interest payable by a Mortgagor under the related Mortgage Note on each Due Date.

     Moody's: Moody's Investors Service, Inc. or its successor in interest.

     Mortgage: The mortgage, deed of trust or other instrument creating a first lien on Mortgaged Property securing the Mortgage Note.

     Mortgage File: The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the related Confirmation.

     Mortgage Interest Rate: With respect to each Fixed Rate Mortgage Loan, the fixed annual rate of interest provided for in the related Mortgage Note and, with respect to each Adjustable Rate Mortgage Loan, the annual rate that interest accrues on such Adjustable Rate Mortgage Loan from time to time in accordance with the provisions of the related Mortgage Note.

     Mortgage Loan: Each first or second lien, residential mortgage loan, sold, assigned and transferred to the Purchaser pursuant to this Agreement and the related Confirmation and identified on the Mortgage Loan Schedule annexed to this Agreement on such Closing Date, which Mortgage Loan includes without


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limitation  the  Mortgage  File,  the  Monthly  Payments,   Prepayment  Charges,
Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

     Mortgage Loan Documents: The documents listed in Exhibit 13 hereto pertaining to any Mortgage Loan.

     Mortgage Loan Package: The Mortgage Loans listed on a Mortgage Loan Schedule, delivered to the Custodian and the Purchaser at least five (5) Business Days prior to the related Closing Date and attached to the related Assignment and Conveyance on the related Closing Date.

     Mortgage Loan  Schedule:  With respect to each  Mortgage Loan Package,  the schedule of Mortgage Loans to be annexed to the related Assignment and Conveyance on the related Closing Date for the Mortgage Loan Package delivered on such Closing Date in electronic form, such schedule setting forth the following information with respect to each Mortgage Loan in the Mortgage Loan
Package: (1) the Seller's Mortgage Loan identifying number; (2) the Mortgagor's first and last name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the original months to maturity; (7) the original date of the Mortgage Loan and the remaining months to maturity from the Cut-off Date, based on the original amortization schedule; (8) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio at origination; (9) the Mortgage Interest Rate in effect immediately following the Cut-off Date; (10) the date on which the first Monthly Payment was due on the Mortgage Loan; (11) the stated maturity date; (12) the amount of the Monthly Payment at origination; (13) the amount of the Monthly Payment as of the Cut-off Date; (14) the last Due Date on which a Monthly Payment was actually applied to the unpaid Stated Principal Balance; (15) the original principal amount of the Mortgage Loan and with respect to second liens the related first lien on the Mortgaged Property, if available; (16) the Stated Principal Balance of the Mortgage Loan and with respect to second liens, the original principal balance of the related first lien on the Mortgaged Property;
(17) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date; (18) with respect to each Adjustable Rate Mortgage Loan, the Gross Margin;
(19) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (20) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the Mortgage Note; (21) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note;
(22) the Mortgage Interest Rate at origination; (23) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the Cut-off Date; (25) with respect to each Adjustable Rate Mortgage Loan, the Index; (26) the date on which the first Monthly Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (27) a code indicating the documentation style (i.e., full (providing two years employment verification - 2 years W-2's and current pay stub or 2 years 1040's for self employed borrowers), alternative or reduced);
(28) a code indicating whether the Mortgage Loan is an Adjustable Rate Mortgage Loan or a Fixed Rate Mortgage Loan; (29) the Appraised Value of the Mortgaged Property; (30) the sale price of the Mortgaged Property, if applicable; (31) a code indicating whether the Mortgage Loan is subject to a Prepayment Charge or


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penalty; (32) the term of any Prepayment Charge or penalty; (33) with respect to each MERS Mortgage Loan, the related MIN; (34) a code indicating if the Mortgage Loan is a Negative Amortization Mortgage Loan; (35) a code indicating if the Mortgage Loan is an interest-only Mortgage Loan and, if so, the term of the interest-only period of such Mortgage Loan; (36) a code indicating whether the Mortgage Loan is a first or second lien; and (37) a code indicating whether the Mortgage Loan is a Balloon Mortgage Loan and, if so, the term of the Balloon
Mortgage Loan and the amount of the Balloon Payment scheduled to be due at maturity assuming no Principal Prepayments; (38) a code indicating whether a borrower is a non-resident alien; (39) Reserved; (40) Reserved; (41) a code indicating if the Mortgage Loan is subject to a Primary Insurance Policy, and if so, the insurer. With respect to the Mortgage Loan Package in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the related Cut-off Date: (1) the number of Mortgage Loans; (2) the current principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans. Schedule I hereto shall be supplemented as of each Closing Date to reflect the addition of the Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

     Mortgage Note: The original executed note or other evidence of the Mortgage Loan indebtedness of a Mortgagor.

     Mortgaged Property: The Mortgagor's real property securing repayment of a related Mortgage Note, consisting of a fee simple interest in a single parcel of real property improved by a Residential Dwelling.

     Mortgagee: The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

     Mortgagor: The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor's or mortgagor's successor's in title to the Mortgaged Property.

     Negative Amortization: With respect to each Negative Amortization Mortgage Loan, that portion of interest accrued at the Mortgage Interest Rate in any month that exceeds the Monthly Payment on the related Mortgage Loan for such month and which, pursuant to the terms of the Mortgage Note, is added to the principal balance of the Mortgage Loan.

     Negative Amortization Mortgage Loan: Each Mortgage Loan that is identified on the Mortgage Loan Schedule as a Mortgage Loan that may be subject to Negative Amortization.

     Officer's Certificate: A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

     Opinion of Counsel: A written opinion of counsel, who may be salaried counsel for the Person on behalf of whom the opinion is being given, reasonably acceptable to each Person to whom such opinion is addressed.

     Pass-Through Transfer: Any transaction involving either (1) a sale or transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered or privately placed, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered or privately placed, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

     Payment Adjustment Date: With respect to each Negative Amortization Mortgage Loan, the date on which Monthly Payments shall be adjusted. A Payment Adjustment Date with respect to a Negative Amortization Mortgage Loan shall occur on each anniversary date of the first payment date for the Mortgage Loan.

     Periodic Rate Cap: With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, a number of percentage points per annum that is set forth in the related Mortgage Loan Schedule and in the related Mortgage Note, which is the maximum amount by which the Mortgage Interest Rate for such Adjustable Rate Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date.

     Person: An individual, corporation, limited liability company, partnership,
joint  venture,   association,   joint-stock  company,   trust,   unincorporated
organization or government or any agency or political subdivision thereof.

     Prepayment Charge: With respect to any Mortgage Loan, any prepayment penalty or premium thereon payable in connection with a Principal Prepayment on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

     Primary Insurance Policy: A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

     Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan which is received in advance of its scheduled Due Date, including any Prepayment Charge, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

     Purchase Price: The price paid on the related Closing Date by the Purchaser to the Seller pursuant to the related Confirmation in exchange for the Mortgage Loans purchased on such Closing Date as calculated as provided in Section 4.

     Purchaser: The Initial Purchaser or the Person, if any, to which the Initial Purchaser has assigned its rights and obligations thereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns.

     Qualified Correspondent: Any Person from which the Seller purchased Mortgage Loans, provided that the following conditions are satisfied: (i) such Mortgage Loans were originated pursuant to an agreement between the Seller and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Seller, in accordance with underwriting guidelines designated by the Seller ("Designated Guidelines") or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Seller within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Seller in origination of mortgage loans of the same type as the Mortgage Loans for the Seller's own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Seller on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Seller; and (iv) the Seller employed, at the time such Mortgage Loans were acquired by the Seller, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Seller.

     Qualified Insurer: An insurance company duly qualified as such under the laws of the states in which the Mortgaged Property is located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and approved as an insurer by FNMA and FHLMC and whose claims paying ability is rated in the two highest rating categories by the nationally recognized rating agencies with respect to primary mortgage insurance and in the two highest rating categories by Best's with respect to hazard and flood insurance.

     Qualified Substitute Mortgage Loan: A mortgage loan substituted for a Deleted Mortgage Loan pursuant to the terms of this Agreement which must, on the date of such substitution, (i) have an outstanding principal balance, after application of all scheduled payments of principal and interest due during or prior to the month of substitution, not in excess of the Stated Principal Balance of the Deleted Mortgage Loan as of the Due Date in the calendar month during which the substitution occurs, (ii) have a Mortgage Interest Rate not less than (and not more than one percentage point in excess of) the Mortgage Interest Rate of the Deleted Mortgage Loan, (iii) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (iv) have the same Due Date as the Due Date on the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio, and in the case of a second lien Mortgage Loan, a Combined Loan-to-Value Ratio as of the date of substitution equal to or lower than the Loan-to-Value Ratio or Combined Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date, (vi) conform to each representation and warranty set forth in Subsection 7.02 of this Agreement, (vii) be the same type of mortgage loan (i.e. fixed or adjustable rate with the same Gross Margin and Index as the Deleted Mortgage Loan) and
(viii) be covered under a Primary Insurance Policy if such Qualified Substitute Mortgage Loan has a Loan-to-Value Ratio in excess of 80%. In the event that one or more mortgage loans are substituted for one or more Deleted Mortgage Loans, the amounts described in clause (i) hereof shall be determined on the basis of aggregate principal balances, the Mortgage Interest Rates described in clause
(ii) hereof shall be determined on the basis of weighted average Mortgage Interest Rates and shall be satisfied as to each such mortgage loan, the terms described in clause (iii) shall be determined on the basis of weighted average remaining terms to maturity, the Loan-to-Value Ratios, and in the case of second lien Mortgage Loans the Combined Loan-to-Value Ratios described in clause (v) hereof shall be satisfied as to each such mortgage loan and, except to the extent otherwise provided in this sentence, the representations and warranties described in clause (vii) hereof must be satisfied as to each Qualified Substitute Mortgage Loan or in the aggregate, as the case may be.

     Rate/Term Refinancing: A Refinanced Mortgage Loan, the proceeds of which are not in excess of the existing first mortgage loan on the related Mortgaged Property and related closing costs, and were used exclusively to satisfy the then existing first mortgage loan of the Mortgagor on the related Mortgaged Property and to pay related closing costs.

     Reconstitution: Any Pass-Through Transfer or Whole Loan Transfer.

     Reconstitution Agreement: The agreement or agreements entered into by the Seller, the Servicer and the Purchaser and/or certain third parties on the Reconstitution Date or Dates with respect to any or all of the Mortgage Loans serviced hereunder, in connection with a Whole Loan Transfer or a Pass-Through Transfer as provided in Section 12.

     Reconstitution Date: The date or dates on which any or all of the Mortgage Loans serviced under this Agreement shall be removed from this Agreement and reconstituted as part of a Whole Loan Transfer or Pass-Through Transfer pursuant to Section 12 hereof.

     Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

     Refinanced Mortgage Loan: A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

     Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time

     REMIC:  A "real estate  mortgage  investment  conduit within the meaning of
Section 860D of the Code.

     REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear in Sections 860A through 860G of the Code, and related provisions, and proposed, temporary and final regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REO Account: The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled "[SELLER], in trust for the Purchaser, as of [date of acquisition of title], Fixed and Adjustable Rate Mortgage Loans".

     REO Disposition: The final sale by the Servicer of any REO Property.

     REO Property: A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

     Repurchase Price: The Repurchase Price for any Mortgage Loan that is required to be repurchased pursuant to Section 7.04 shall be equal to the sum of
(i) the product of the Stated Principal Balance of such Mortgage Loan times the greater of (x) the Purchase Price percentage as stated in the related

Confirmation and (y) 100%, plus (ii) interest on such Stated Principal Balance at the Mortgage Interest Rate from and including the last Due Date through which interest has been paid by or on behalf of the Mortgagor to the day immediately prior to the date of repurchase (unless the Mortgage Loan has been the subject of a Pass-Through Transfer, in which case the measurement date for accrual of interest on such Stated Principal Balance shall be the first day of the month following the date of repurchase), less amounts received in respect of such repurchased Mortgage Loan which are being held in the Custodial Account for distribution in connection with such Mortgage Loan, plus (iii) any unreimbursed servicing advances and monthly advances (including nonrecoverable monthly advances) and any unpaid servicing fees allocable to such Mortgage Loan paid by any party other than the Servicer, plus (iv) any costs and expenses incurred by the Purchaser, the servicer, master servicer or any trustee in respect of the breach or defect giving rise to the repurchase obligation including, without limitation, any costs and damages incurred by any such party in connection with any violation by any such Mortgage Loan of any predatory or abusive lending law.

     Residential Dwelling: Any one of the following: (i) a detached one-family dwelling, (ii) a detached two- to four-family dwelling, (iii) a one-family dwelling unit in a FNMA eligible condominium project, or (iv) a detached one-family dwelling in a planned unit development, none of which is a co-operative, mobile or manufactured home.

     Securities Act: The Securities Act of 1933, as amended.

     Servicing Addendum: The terms and conditions attached hereto as Exhibit 9, which will govern the servicing of the Mortgage Loans. Servicing Advances: All customary, reasonable and necessary "out-of-pocket" costs and expenses incurred by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

     Servicing Criteria: As of any date of determination, the "servicing criteria" set forth in Item 1122(d) of Regulation AB, or any amendments thereto, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit 15 for convenience of reference only. In the event of a conflict or inconsistency between the terms of Exhibit 15 and the text of Item 1122(d) of Regulation AB, the text of Item 1122(d) of Regulation AB shall control.

     Servicing Fee: With respect to each Mortgage Loan, the amount of the annual servicing fee the Purchaser shall pay to the Seller, which shall, for each month, be equal to one-twelfth of the product of (a) the Servicing Fee Rate and
(b) the unpaid principal balance of the Mortgage Loan. Such fee shall be payable monthly, computed on the basis of the same principal amount and period respectively which any related interest payment on a Mortgage Loan is computed. The obligation of the Purchaser to pay the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 11.05) of related Monthly Payment collected by the Seller, or as otherwise proved under Section 11.05. Servicing Fee Rate: With respect to any Mortgage Loan, the rate per annum set forth in the applicable Confirmation.

     Servicing File: With respect to each Mortgage Loan, the file retained by the Seller consisting of originals of all documents in the Mortgage File, which are not delivered to the Purchaser, or the Custodian and copies of the Mortgage Loan Documents set forth in Exhibit 13 hereto.

     S&P: Standard & Poor's Ratings Group or its successor in interest.

     Stated Principal Balance: As to each Mortgage Loan as of any date of determination, (i) the principal balance of the Mortgage Loan as of the Cut-off Date after giving effect to payments of principal received on or before such date, minus (ii) all amounts previously distributed to the Purchaser with respect to the related Mortgage Loan representing payments or recoveries of principal, plus (iii) the cumulative amount of any Negative Amortization.

     Static Pool Information: Static pool information as described in Item 1105(a)(1)-(3) and 1105(c) of Regulation AB.

     Subcontractor: Any vendor, subcontractor or other Person that is not responsible for the overall servicing (as "servicing" is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

     Subservicer: Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement or any Reconstitution Agreement that are identified in Item 1122(d) of Regulation AB.

     Sub-Servicing Agreement: The written contract between the Company and a Subservicer relating to servicing and administration of certain Mortgage Loans as provided in Section 11.30 of Exhibit 9 of this Agreement.

     Tax Service Contract: A transferable contract maintained for the Mortgaged Property with a tax service provider for the purpose of obtaining current information from local taxing authorities relating to such Mortgaged Property.

     Third-Party Originator: Each Person, other than a Qualified Correspondent, that originated Mortgage Loans acquired by the Seller.

     Underwriting Guidelines: The Seller's underwriting guidelines attached hereto as Exhibit 14 as in effect with respect to the Mortgage Loans purchased by Purchaser on the Initial Closing Date, as may be amended, supplemented or modified from time to time thereafter with prior written notice to the Initial Purchaser.

     Whole Loan Transfer: Any sale or transfer of some or all of the Mortgage Loans, other than a Pass-Through Transfer.

     SECTION 2.  Agreement to Purchase.
                 ----------------------

     The Seller agrees to sell, and the Purchaser agrees to purchase, from time-to-time, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the related Confirmation, or in such other amount as agreed by the Purchaser and the Seller as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the related Closing Date.

     SECTION 3.  Mortgage Loan Schedules.
                 ------------------------

     The Seller shall deliver the Mortgage Loan Schedule for a Mortgage Loan Package to be purchased on a particular Closing Date to the Purchaser at least five (5) Business Days prior to the related Closing Date.

     SECTION 4.  Purchase Price.
                 --------------

     The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be the percentage of par as stated in the related Confirmation (subject to adjustment as provided therein), multiplied by its Stated Principal Balance as of the related Cut-off Date. If so provided in the related Confirmation, portions of the Mortgage Loans shall be priced separately.

     In addition to the Purchase Price as described above, the Initial Purchaser shall pay to the Seller, at closing, accrued interest on the Stated Principal Balance of each Mortgage Loan as of the related Cut-off Date at its Mortgage Interest Rate, net of the Servicing Fee, from the related Cut-off Date through the day prior to the related Closing Date, both inclusive.

     The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all recoveries of principal collected after the related Cut-off Date, (2) all payments of interest on the Mortgage Loans net of the Servicing Fee; and (3) all Prepayment Charges on the Mortgage Loans collected on or after the Cut-Off Date.

     SECTION 5.  Examination of Mortgage Files.
                 ------------------------------

     In addition to the rights granted to the Initial Purchaser under the related Confirmation to underwrite the Mortgage Loans and review the Mortgage Files prior to the Closing Date, prior to the related Closing Date, the Seller, or Servicer, as applicable, shall, at the Purchaser's option (a) deliver to the Custodian in escrow, for examination with respect to each Mortgage Loan to be purchased on such Closing Date, the related Mortgage File, including the Assignment of Mortgage, pertaining to each Mortgage Loan, or (b) make the related Mortgage File available to the Initial Purchaser for examination at the Seller's offices or such other location as shall otherwise be agreed upon by the Initial Purchaser and the Seller. Such examination may be made by the Initial Purchaser or its designee at any reasonable time before or after the related Closing Date. If the Initial Purchaser makes such examination prior to the related Closing Date and identifies any Mortgage Loans that do not conform to the terms of the related Confirmation or the Underwriting Guidelines, such Mortgage Loans may, at the Initial Purchaser's option, be rejected for purchase by the Initial Purchaser. If not purchased by the Initial Purchaser, such Mortgage Loans shall be deleted from the related Mortgage Loan Schedule. The Initial Purchaser may, at its option and without notice to the Seller, purchase all or part of any Mortgage Loan Package without conducting any partial or complete examination. The fact that the Initial Purchaser has conducted or has determined not to conduct any partial or complete examination of the Mortgage Files shall not affect the Initial Purchaser's (or any of its successors') rights to demand repurchase or other relief or remedy provided for in this Agreement.

     SECTION 6.  Conveyance from Seller to Initial Purchaser.
                  -------------------------------------------

          Subsection 6.01. Conveyance of Mortgage Loans; Possession of Servicing
                           -----------------------------------------------------
                           Files.
                           ------

     The Seller, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loan Package in the form attached hereto as
Exhibit 4. The Servicing File retained by the Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Servicer's computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Purchaser shall be entitled to receive all Prepayment Charges required to be paid by a Mortgagor under the terms of any Mortgage Loan. The Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.03 or 7.04.

          Subsection 6.02. Books and Records.
                           -----------------

     Record title to each Mortgage and the related Mortgage Note as of the related Closing Date shall be in the name of the Seller, the Servicer, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be. All rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Seller after the related Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Seller in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

     It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller and not a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Seller's business records, tax returns and financial statements.

          Subsection 6.03.  Delivery of Mortgage Loan Documents.
                            -----------------------------------

     The Seller or Servicer, as applicable, shall from time to time in connection with each Closing Date, at least five (5) Business Days prior to such Closing Date, deliver and release to the Custodian those Mortgage Loan Documents set forth on Exhibit 13 hereto with respect to each Mortgage Loan to be purchased and sold on the related Closing Date and set forth on the related Mortgage Loan Schedule delivered with such Mortgage Loan Documents.

     The Servicer shall provide to each of the Purchaser and the Custodian a notice containing a list of authorized servicing officers (each, an "Authorized Representative") for the purpose of giving and receiving notices, requests and instructions and delivering certificates and documents in connection with this Agreement. Such notice shall contain the specimen signature for each Authorized Representative. From time to time, the Servicer may, by delivering to the others a revised notice, change the information previously given pursuant to this Section, but each of the parties hereto shall be entitled to rely conclusively on the then current notice until receipt of a superseding notice.

     The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to this Agreement for the related Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement. The Servicer shall be responsible for maintaining the Custodial Agreement. The fees and expenses of the Custodian shall be paid by the Seller.

     The Seller shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Seller shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within one hundred twenty (120) days of its submission for recordation. If such document has not been received after such 120 day period, the Seller shall deliver an officer's certificate to the Purchaser certifying that such failure was due solely to (i) the failure of the applicable recorder's office to return such document sent for recording or (ii) the failure of the title insurer to issue and deliver the original mortgagee title policy; provided that in any event, Seller shall cause such document to be delivered to Purchaser within six months of its submission for recordation or at the Purchaser's option, Seller shall repurchase such Mortgage Loan from the Purchaser within two (2) Business Days of request at the Repurchase Price.

          Subsection 6.04   Quality Control Procedures.
                            ---------------------------

     The Seller shall have an internal quality control program that verifies, on a regular basis, the existence and accuracy of the legal documents, credit documents, property appraisals, and underwriting decisions. The program shall include evaluating and monitoring the overall quality of the Seller's loan production and the servicing activities of the Seller. The program is to ensure that the Mortgage Loans are originated and serviced in accordance with Accepted Servicing Standards and the Underwriting Guidelines; guard against dishonest, fraudulent, or negligent acts; and guard against errors and omissions by officers, employees, or other authorized persons.

     SECTION  7.  Representations,  Warranties  and  Covenants  of  the  Seller:
                  --------------------------------------------------------------
                  Remedies for Breach.
                  -------------------

          Subsection 7.01. Representations and Warranties Respecting the Seller.
                           ----------------------------------------------------

     (a) The Seller represents, warrants and covenants to the Initial Purchaser and to any subsequent Purchaser as of the Initial Closing Date and each subsequent Closing Date or as of such date specifically provided herein or in the applicable Assignment and Conveyance:

          (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of New York. The Seller has all licenses necessary to carry out its business as now being conducted, and is licensed and qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is otherwise exempt under applicable law from such licensing or qualification or is otherwise not required under applicable law to effect such licensing or qualification and no demand for such licensing or qualification has been made upon the Seller by any such state, and in any event the Seller is in compliance with the laws of any such state to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement. No licenses or approvals obtained by the Seller have been suspended or revoked by any court, administrative agency, arbitrator or governmental body and no proceedings are pending which might result in such suspension or revocation;

          (ii) The Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement. The Seller has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

          (iii) The execution and delivery of this Agreement by the Seller and the performance of and compliance with the terms of this Agreement will not violate the Seller's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Seller is a party or which may be applicable to the Seller or its assets;

          (iv) The Seller is not in violation of, and the execution and delivery of this Agreement by the Seller and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Seller or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Seller or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

          (v) The Seller is an approved seller/servicer for FNMA and FHLMC in good standing and is a HUD approved mortgagee pursuant to Section 203 of the National Housing Act. No event has occurred, including but not limited to a change in insurance coverage, which would make the Seller unable to comply with FNMA, FHLMC or HUD eligibility requirements or which would require notification to FNMA, FHLMC or HUD;

          (vi) The Seller does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

          (vii) The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to this Agreement, have been delivered to the Custodian all in compliance with the specific requirements of this Agreement. With respect to each Mortgage Loan, the Seller is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian;

          (viii) Immediately prior to the payment of the Purchase Price for each Mortgage Loan, the Seller was the owner of record of the related Mortgage and the indebtedness evidenced by the related Mortgage Note and upon the payment of the Purchase Price by the Purchaser, in the event that the Seller retains record title, the Seller shall retain such record title to each Mortgage, each related Mortgage Note and the related Mortgage Files with respect thereto in trust for the Purchaser as the owner thereof and only for the purpose of servicing and/or supervising the servicing of each Mortgage Loan;

          (ix) There are no actions or proceedings against, or investigations of, the Seller before any court, administrative agency or other tribunal
     (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement;

          (x) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the related Closing Date;

          (xi) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Seller pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

          (xii) The transfer of the Mortgage Loans shall be treated as a sale on the books and records of the Seller, and the Seller has determined that, and will treat, the disposition of the Mortgage Loans pursuant to this Agreement for tax and accounting purposes as a sale. The Seller shall maintain a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Purchaser;

          (xiii) The consideration received by the Seller upon the sale of the Mortgage Loans constitutes fair consideration and reasonably equivalent value for such Mortgage Loans;

          (xiv) The Seller is solvent and will not be rendered insolvent by the consummation of the transactions contemplated hereby. The Seller is not transferring any Mortgage Loan with any intent to hinder, delay or defraud any of its creditors;

          (xv) The information delivered by the Seller to the Purchaser with respect to the Seller's loan loss, foreclosure and delinquency experience for the twelve (12) months immediately preceding the Initial Closing Date on mortgage loans underwritten to the same standards as the Mortgage Loans and covering mortgaged properties similar to the Mortgaged Properties, is true and correct in all material respects;

          (xvi) Neither this Agreement nor any written statement, report or other document prepared and furnished or to be prepared and furnished by the Seller pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

          (xvii) The Seller will comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS; and

          (xviii) The Seller has not dealt with any broker,  investment  banker,
     agent  or  other  person  that  may  be  entitled  to  any   commission  or
     compensation in connection with the sale of the Mortgage Loans.

               Subsection  7.02.   Representations   and  Warranties   Regarding
                                   ---------------------------------------------
                                   Individual Mortgage Loans.
                                   --------------------------

     The Seller hereby represents and warrants to the Initial Purchaser and to any subsequent Purchaser that, as to each Mortgage Loan, as of the related Closing Date for such Mortgage Loan:

          (i) The information set forth in the related Mortgage Loan Schedule and the mortgage loan data delivered to the Purchaser is complete, true and correct;

          (ii) The Mortgage Loan is in compliance with all requirements set forth in the related Confirmation, and the characteristics of the related Mortgage Loan Package as set forth in the related Confirmation are true and correct;

          (iii) All payments required to be made up to the close of business on the Closing Date for such Mortgage Loan under the terms of the Mortgage
     Note have been made; the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly or indirectly, for the payment of any amount required by the Mortgage Note or Mortgage; no Mortgage Loan is thirty (30) or more days delinquent as of the Closing Date and there has been no delinquency, exclusive of any period of grace, in any payment by the Mortgagor thereunder since the origination of the Mortgage Loan;

          (iv) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the related Mortgaged Property;

          (v) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Insurance Policy, if any, and has been approved by the title insurer, to the extent required by the related policy, and is reflected on the related Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Insurance Policy, if any, and by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the related Mortgage Loan Schedule;

          (vi) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto. Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

          (vii) All buildings upon the Mortgaged Property are insured by an insurer acceptable to FNMA and FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance polices provide coverage in an amount not less than the greatest of (i) 100% of the replacement cost of all improvements to the Mortgaged Property, (ii) either
     (A) the outstanding principal balance of the Mortgage Loan with respect to each first lien Mortgage Loan or (B) with respect to each second lien Mortgage Loan, the sum of the outstanding principal balance of the related first lien mortgage loan and the outstanding principal balance of the second lien Mortgage Loan, (iii) the amount necessary to avoid the operation of any co-insurance provisions with respect to the Mortgaged Property, and consistent with the amount that would have been required as of the date of origination in accordance with the Underwriting Guidelines, or (iv) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis. All such insurance policies contain a standard mortgagee clause naming the Servicer, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA an FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

          (viii) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, predatory and abusive lending, consumer credit protection, equal credit opportunity, fair housing or disclosure laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans and applicable to any Prepayment Charge associated with the Mortgage Loans at origination have been complied with;

          (ix) The Mortgage has not been satisfied, cancelled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

          (x) The Mortgage (including any Negative Amortization which may arise thereunder) is a valid, existing and enforceable (A) first lien and first priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a first lien (as reflected on the Mortgage Loan Schedule), or (B) second lien and second priority security interest with respect to each Mortgage Loan which is indicated by the Seller to be a second lien (as reflected on the Mortgage Loan Schedule), in either case, on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (a) the lien of current real property taxes and assessments not yet due and payable, (b) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (c) with respect to each Mortgage Loan which is indicated by the Seller to be a second lien Mortgage Loan (as reflected on the Mortgage Loan Schedule) a first lien on the Mortgaged Property; and (d) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first or second lien and first or second priority security interest (in each case, as indicated on the Mortgage Loan Schedule) on the property described therein and the Seller has full right to sell and assign the same to the Purchaser. The Mortgaged Property was not, as of the date of origination of the Mortgage Loan, subject to a mortgage, deed of trust, deed to secure debt or other security instrument creating a lien subordinate to the lien of the Mortgage;

          (xi) The Mortgage  Note and the related  Mortgage are genuine and each
     is  the  legal,   valid  and  binding  obligation  of  the  maker  thereof,
     enforceable in accordance with its terms;

          (xii) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties. The Mortgagor is a natural person; (xiii) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

          (xiv) The Seller is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

          (xv) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

          (xvi) Each first lien Mortgage Loan and second lien Mortgage Loan that is originated in conjunction with the related first lien Mortgage Loan is covered by an American Land Title Association ("ALTA") lender's title insurance policy (which, in the case of an Adjustable Rate Mortgage Loan has an adjustable rate mortgage endorsement in the form of ALTA 6.0 or 6.1) acceptable to Fannie Mae and Freddie Mac, issued by a title insurer acceptable to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(a) and (b), and with respect to any second lien Mortgage Loan (c), above) the Seller, its successors and assigns as to the first or second priority lien (as indicated on the Mortgage Loan Schedule) of the Mortgage in the original principal amount of the Mortgage Loan (including, if the Mortgage Loan provides for Negative Amortization, the maximum amount of Negative Amortization in accordance with the Mortgage) and, with respect to any Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment and Negative Amortization provisions of the Mortgage Note. Additionally, such lender's title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein. The Seller is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy. Each second lien Mortgage Loan that was not originated in conjunction with the related first lien Mortgage Loan is covered by an Alternative Title Product.

          (xvii) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration. With respect to each second lien Mortgage Loan
     (i) the first lien mortgage loan is in full force and effect, (ii) there is no default, breach, violation or event of acceleration existing under such first lien mortgage or the related mortgage note, (iii) no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, (iv) either (A) the first lien mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the first lien mortgage, (v) the related first lien does not provide for or permit negative amortization under such first lien Mortgage Loan, and (vi) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File;

          (xviii) There are no mechanics' or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

          (xix) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property. No improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation, subdivision law or ordinance;

          (xx) The Mortgage Loan was originated by the Seller, a Qualified Correspondent or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD;

          (xxi) Principal payments on the Mortgage Loan commenced no more than sixty (60) days after the proceeds of the Mortgage Loan were disbursed. The Mortgage Loan bears interest at the Mortgage Interest Rate. With respect to each Mortgage Loan which is not a Negative Amortization Loan, the Mortgage
     Note is payable on the first day of each month in Monthly Payments, which, in the case of a Fixed Rate Mortgage Loan, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate, and, in the case of an Adjustable Rate Mortgage Loan, are changed on each Adjustment Date, and in any case, are sufficient to fully amortize the original principal balance over the original term thereof (other than with respect to a Mortgage Loan identified on the related Mortgage Loan Schedule as an interest-only Mortgage Loan during the interest-only period or a Mortgage Loan which is identified on the related Mortgage Loan Schedule as a Balloon Mortgage Loan) and to pay interest at the related Mortgage Interest Rate. With respect to each Negative Amortization Mortgage Loan, the related Mortgage Note requires a Monthly Payment which is sufficient during the period following each Payment Adjustment Date, to fully amortize the outstanding principal balance as of the first day of such period (including any Negative Amortization) over the then remaining term of such Mortgage Note and to pay interest at the related Mortgage Interest Rate; provided, that the Monthly Payment shall not increase to an amount that exceeds 107.5% of the amount of the Monthly Payment that was due immediately prior to the Payment Adjustment Date; provided, further, that the payment adjustment cap shall not be applicable with respect to the adjustment made to the Monthly Payment that occurs in a year in which the Mortgage Loan has been outstanding for a multiple of five
     (5) years and in any such year the Monthly Payment shall be adjusted to fully amortize the Mortgage Loan over the remaining term. With respect to each Mortgage Loan identified on the Mortgage Loan Schedule as an interest-only Mortgage Loan, the interest-only period shall not exceed ten
     (10) years (or such other period specified on the Mortgage Loan Schedule) and following the expiration of such interest-only period, the remaining Monthly Payments shall be sufficient to fully amortize the original principal balance over the remaining term of the Mortgage Loan and to pay interest at the related Mortgage Interest Rate. With respect to each Balloon Mortgage Loan, the Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate and requires a final Monthly Payment substantially greater than the preceding monthly payment which is sufficient to repay the remaining unpaid principal balance of the Balloon Mortgage Loan at the Due Date of such monthly payment. The Index for each Adjustable Rate Mortgage Loan is as set forth on the Mortgage Loan Schedule. No Mortgage Loan is a Convertible Mortgage Loan. No Balloon Mortgage Loan has an original stated maturity of less than seven (7) years;

          (xxii) The origination, servicing and collection practices used with respect to each Mortgage Note and Mortgage including, without limitation, the establishment, maintenance and servicing of the Escrow Accounts and Escrow Payments, if any, since origination, have been in all respects legal, proper, prudent and customary in the mortgage origination and servicing industry. The Mortgage Loan has been serviced by the Seller and any predecessor servicer in accordance with the terms of the Mortgage Note and Accepted Servicing Practices. With respect to escrow deposits and Escrow Payments, if any, all such payments are in the possession of, or under the control of, the Seller and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or Escrow Payments or other charges or payments due the Seller have been capitalized under any Mortgage or the related Mortgage Note and no such escrow deposits or Escrow Payments are being held by the Seller for any work on a Mortgaged Property which has not been completed;

          (xxiii) The Mortgaged Property is free of damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

          (xxiv) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and
     (b) otherwise by judicial foreclosure. The Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage. The Mortgagor has not notified the Seller and the Seller has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers' Civil Relief Act;

          (xxv) The Mortgage Loan was underwritten in accordance with the Underwriting Guidelines in effect at the time the Mortgage Loan was originated, which underwriting guidelines are generally acceptable to prudent lenders in the secondary mortgage market; and the Mortgage Note and Mortgage are on forms acceptable to FNMA and FHLMC;

          (xxvi) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (x) above;

          (xxvii) The Mortgage File contains an appraisal of the related Mortgaged Property which satisfied the standards of FNMA and FHLMC, was on appraisal form 1004 or form 2055, and if applicable, with an interior inspection and was made and signed, prior to the approval of the Mortgage Loan application, by a qualified appraiser, duly appointed by the Seller, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan and who met the minimum qualifications of FNMA and FHLMC. Each appraisal of the Mortgage Loan was made in accordance with the relevant provisions of the Financial Institutions Reform, Recovery, and Enforcement Act of 1989;

          (xxviii) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxix) Except as set forth in the related Commitment Letter, no Mortgage Loan contains provisions pursuant to which Monthly Payments are
     (a) paid or partially paid with funds deposited in any separate account established by the Seller, the Mortgagor, or anyone on behalf of the Mortgagor, (b) paid by any source other than the Mortgagor or (c) contains any other similar provisions which may constitute a "buydown" provision. The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

          (xxx) The Mortgagor has executed a statement to the effect that the Mortgagor has received all disclosure materials required by applicable law with respect to the making of fixed rate mortgage loans in the case of Fixed Rate Mortgage Loans, and adjustable rate mortgage loans in the case of Adjustable Rate Mortgage Loans and rescission materials with respect to Refinanced Mortgage Loans, and such statement is and will remain in the Mortgage File;

          (xxxi)  No  Mortgage  Loan  was  made  in  connection   with  (a)  the
     construction or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

          (xxxii) The Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that can reasonably be expected to cause the Mortgage Loan to be an unacceptable investment, or cause the Mortgage Loan to become delinquent or adversely affect the value of the Mortgage Loan;

          (xxxiii) No Mortgage Loan had an LTV or CLTV at origination in excess of 100%. Each Mortgage Loan with an LTV at origination in excess of 80% is and will be subject to a Primary Insurance Policy, issued by a Qualified Insurer, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property as required by Fannie Mae. With respect to any Mortgage Loan which allows Negative Amortization, such Primary Insurance Policy contains provisions to cover the potential Negative Amortization of such Mortgage Loan. All provisions of such Primary Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium. No Mortgage Loan is subject to a lender paid primary mortgage insurance policy;

          (xxxiv) The Mortgaged Property is lawfully occupied under applicable law; all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

          (xxxv) No error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to a Mortgage Loan has taken place on the part of any person, including without limitation the Mortgagor, any appraiser, any builder or developer, or any other party involved in the origination of the Mortgage Loan or in the application of any insurance in relation to such Mortgage Loan;

          (xxxvi) The Assignment of Mortgage is in recordable form, except for the name of the assignee which is blank, and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located;

          (xxxvii) Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first or second (as indicated on the Mortgage Loan Schedule) lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA or FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan plus any Negative Amortization;

          (xxxviii) If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project meets the eligibility requirements of the Underwriting Guidelines, FNMA and FHLMC;

          (xxxix) The source of the down payment with respect to each Mortgage Loan has been fully verified by the Seller, where applicable;

          (xl) Interest on each Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months;

          (xli) The Mortgaged Property is in material compliance with all applicable environmental laws pertaining to environmental hazards including, without limitation, asbestos, and neither the Seller nor the related Mortgagor, has received any notice of any violation or potential violation of such law;

          (xlii) The Seller shall, at its own expense, cause each Mortgage to be covered by a Tax Service Contract which is assignable to the Purchaser or its designee; provided however, that if the Seller fails to purchase such Tax Service Contract, the Seller shall be required to reimburse the Purchaser for all costs and expenses incurred by the Purchaser in connection with the purchase of any such Tax Service Contract;

          (xliii) Each Mortgage Loan is covered by a Flood Zone Service Contract which is assignable to the Purchaser or its designee or, for each Mortgage Loan not covered by such Flood Zone Service Contract, the Seller agrees to purchase such Flood Zone Service Contract;

          (xliv) No Mortgage Loan is (a)(1) subject to the provisions of the Homeownership and Equity Protection Act of 1994 as amended ("HOEPA") or (2) has an APR or total points and fees that are equal to or exceeds the HOEPA thresholds (as defined in 12 CFR 226.32 (a)(1)(i) and (ii)), (b) a "high cost" mortgage loan, "covered" mortgage loan, "high risk home" mortgage loan, or "predatory" mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny or assignee liability to holders of such mortgage loans, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor's LEVELS(R) Glossary Revised, Appendix E);

          (xlv) No predatory, abusive, or deceptive lending practices, including but not limited to, the extension of credit to a Mortgagor without regard for the Mortgagor's ability to repay the Mortgage Loan and the extension of credit to a Mortgagor which has no apparent benefit to the Mortgagor, were employed in connection with the origination of the Mortgage Loan. Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of the Fannie Mae Guides;

          (xlvi) The debt-to-income ratio of the related Mortgagor was not greater than 60% at the origination of the related Mortgage Loan;

          (xlvii) No Mortgagor was required to purchase any credit insurance product (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit. No Mortgagor obtained a prepaid single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan. No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

          (xlviii) The Mortgage Loans were not selected from the outstanding one- to four-family mortgage loans in the Seller's portfolio as to which the representations and warranties set forth in this Agreement could be made at the related Closing Date in a manner so as to affect adversely the interests of the Purchaser;

          (xlix) The Mortgage contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder;

          (l) The Mortgage Loan complies with all applicable consumer credit statutes and regulations;

          (li) The information set forth in the Mortgage Loan Schedule as to Prepayment Charges is complete, true and correct in all material respects and each Prepayment Charge is permissible, enforceable and collectable in accordance with its terms upon the Mortgagor's full and voluntary principal payment under applicable law;

          (lii) The Mortgage Loan was not prepaid in full prior to the Closing Date and the Seller has not received notification from a Mortgagor that a prepayment in full shall be made after the Closing Date;

          (liii) No Mortgage Loan is secured by cooperative housing, commercial property or mixed use property;

          (liv) Each Mortgage Loan is eligible for sale in the secondary market or for inclusion in a Pass-Through Transaction without unreasonable credit enhancement;

          (lv) Except as set forth on the related Mortgage Loan Schedule, none of the Mortgage Loans are subject to a Prepayment Charge. With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (a) the Mortgage Loan provides some benefit to the Mortgagor (e.g. a rate or fee reduction) in exchange for accepting such Prepayment Charge; (b) the Prepayment Charge was adequately disclosed to the Mortgagor pursuant to applicable state and federal law; and (c) such Prepayment Charge shall not be imposed in any instance where the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent Mortgage or due to the Mortgagor's default, notwithstanding that the terms of the Mortgage Loan or state or federal law might permit the imposition of such Prepayment Charge;

          (lvi) The Seller has complied with all applicable anti-money laundering laws and regulations, including without limitation the USA Patriot Act of 2001 (collectively, the "Anti-Money Laundering Laws"); the Seller has established an anti-money laundering compliance program as required by the Anti-Money Laundering Laws, has conducted the requisite due diligence in connection with the origination of each Mortgage Loan for purposes of the Anti-Money Laundering Laws, including with respect to the legitimacy of the applicable Mortgagor and the origin of the assets used by the said Mortgagor to purchase the Mortgaged Property, and maintains, and will maintain, sufficient information to identify the applicable Mortgagor for purposes of the Anti-Money Laundering Laws. No Mortgage Loan is subject to nullification pursuant to Executive Order 13224 (the "Executive Order") or the regulations promulgated by the Office of Foreign Assets Control of the United States Department of the Treasury (the "OFAC Regulations") or in violation of the Executive Order or the OFAC Regulations, and no Mortgagor is subject to the provisions of such Executive Order or the OFAC Regulations nor listed as a "blocked person" for purposes of the OFAC Regulations;

          (lvii) No Mortgagor was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan's originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan's origination, such Mortgagor did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan's originator or any affiliate of the Mortgage Loan's originator;

          (lviii) The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the Mortgagor's income, assets, liabilities and/or credit history to the proposed payment and such underwriting methodology does not rely on the extent of the Mortgagor's equity in the collateral as the principal determining factor in approving such credit extension. Such underwriting methodology confirmed that at the time of origination (application/approval) the Mortgagor had a reasonable ability to make timely payments on the Mortgage Loan;

          (lix) With respect to each Mortgage Loan, the Seller has fully and accurately furnished complete information (i.e., favorable and unfavorable) on the related borrower credit files to Equifax, Experian and Trans Union Credit Information Company, in accordance with the Fair Credit Reporting Act and its implementing regulations, on a monthly basis and, for each Mortgage Loan, the Seller will furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis;

          (lx) All points and fees related to each Mortgage Loan were disclosed in writing to the related Borrower in accordance with applicable state and federal laws and regulations;

          (lxi) The Seller will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and for each Mortgage Loan, Seller agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off;

          (lxii) With respect to any Mortgage Loan which is secured by manufactured housing, if such Mortgage Loans are permitted hereunder, such Mortgage Loan satisfies the requirements for inclusion in residential mortgage backed securities transactions rated by Standard & Poor's Ratings Services and such manufactured housing will be the principal residence of the Mortgagor upon the origination of the Mortgage Loan. With respect to any second lien Mortgage Loan, such lien is on a one- to four-family residence that is (or will be) the principal residence of the Mortgagor upon the origination of the second lien Mortgage Loan;

          (lxiii) Each Mortgage Loan  constitutes a "qualified  mortgage"  under
     Section   860G(a)(3)(A)  of  the  Code  and  Treasury   Regulation  Section
     1.860G-2(a)(1);

          (lxiv) No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor's principal dwelling. No Mortgage Loan is a "High Cost Home Loan" as defined in the Georgia Fair Lending Act, as amended (the "Georgia Act"). Each Mortgage Loan that is a "Home Loan" under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

          (lxv) No Mortgage Loan is a "High-Cost" loan as defined under the New York Banking Law Section 6-1, effective as of April 1, 2003;

          (lxvi) No Mortgage Loan (a) is secured by property located in the State of New York; (b) had an unpaid principal balance at origination of $300,000 or less, and (c) has an application date on or after April 1, 2003, the terms of which Mortgage Loan equal or exceed either the APR or the points and fees threshold for "high-cost home loans", as defined in
     Section 6-1 of the New York State Banking Law;

          (lxvii) No Mortgage Loan is a "High Cost Home Loan" as defined in the Arkansas Home Loan Protection Act effective July 16, 2003 (Act 1340 or
     2003);

          (lxviii) No Mortgage Loan is a "High Cost Home Loan" as defined in the Kentucky high-cost loan statute effective June 24, 2003 (Ky. Rev. Stat.
     Section 360.100);

          (lxix) No Mortgage Loan secured by property located in the State of Nevada is a "home loan" as defined in the Nevada Assembly Bill No. 284;

          (lxx) No Mortgage Loan is a "manufactured housing loan" or "home improvement home loan" pursuant to the New Jersey Home Ownership Act. No Mortgage Loan is a "High-Cost Home Loan" or a refinanced "Covered Home Loan," in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.);

          (lxxi) No Mortgage Loan is a subsection 10 mortgage under the Oklahoma Home Ownership and Equity protection Act;

          (lxxii) No Mortgage Loan is a "High-Cost Home Loan" as defined in the New Mexico Home Loan Protection Act effective January 1, 2004 (N.M. Stat. Ann. ss.ss. 58-21A-1 et seq.);

          (lxxiii) No Mortgage Loan is a "High-Risk Home Loan" as defined in the Illinois High-Risk Home Loan Act effective January 1, 2004 (815 Ill. Comp. Stat. 137/1 et seq.);

          (lxxiv) No Loan that is secured by property located within the State of Maine meets the definition of a (i) "high-rate, high-fee" mortgage loan under Article VIII, Title 9-A of the Maine Consumer Credit Code or (ii) "High-Cost Home Loan" as defined under the Maine House Bill 383 L.D. 494, effective as of September 13, 2003;

          (lxxv) With respect to any Loan for which a mortgage loan application was submitted by the Mortgagor after April 1, 2004, no such Loan secured by Mortgaged Property in the State of Illinois which has a Loan Interest Rate in excess of 8.0% per annum has lender-imposed fees (or other charges) in excess of 3.0% of the original principal balance of the Loan;

          (lxxvi) No Mortgage Loan is a "High Cost Home Mortgage Loan" as defined in the Massachusetts Predatory Home Loan Practices Act, effective November 7, 2004 (Mass. Ann. Laws Ch. 183C). No Mortgage Loan secured by a Mortgaged Property located in the Commonwealth of Massachusetts was made to pay off or refinance an existing loan or other debt of the related borrower (as the term "borrower" is defined in the regulations promulgated by the Massachusetts Secretary of State in connection with Massachusetts House

     Bill 4880 (2004)) unless either (1) (a) the related Mortgage Interest Rate (that would be effective once the introductory rate expires, with respect to Adjustable Rate Mortgage Loans) did or would not exceed by more than 2.25% the yield on United States Treasury securities having comparable periods of maturity to the maturity of the related Mortgage Loan as of the fifteenth day of the month immediately preceding the month in which the application for the extension of credit was received by the related lender or (b) the Mortgage Loan is an "open-end home loan" (as such term is used in the Massachusetts House Bill 4880 (2004)) and the related Mortgage Note provides that the related Mortgage Interest Rate may not exceed at any time the Prime rate index as published in The Wall Street Journal plus a margin of one percent, or (2) such Mortgage Loan is in the "borrower's interest," as documented by a "borrower's interest worksheet" for the particular Mortgage Loan, which worksheet incorporates the factors set forth in Massachusetts House Bill 4880 (2004) and the regulations promulgated thereunder for determining "borrower's interest," and otherwise complies in all material respects with the laws of the Commonwealth of Massachusetts;

          (lxxvii) No Loan is a "High Cost Home Loan" as defined by the Indiana Home Loan Practices Act, effective January 1, 2005 (Ind. Code Ann. ss.ss. 24-9-1 et seq.);

          (lxxviii) The Mortgagor has not made or caused to be made any payment in the nature of an "average" or "yield spread premium" to a mortgage broker or a like Person which has not been fully disclosed to the Mortgagor;

          (lxxix) The sale or transfer of the Mortgage Loan by the Seller complies with all applicable federal, state, and local laws, rules, and regulations governing such sale or transfer, including, without limitation, the Fair and Accurate Credit Transactions Act ("FACT Act") and the Fair Credit Reporting Act, each as may be amended from time to time, and the Seller has not received any actual or constructive notice of any identity theft, fraud, or other misrepresentation in connection with such Mortgage Loan or any party thereto;

          (lxxx) With respect to each MOM Loan, a MIN has been assigned by MERS and such MIN is accurately provided on the Mortgage Loan Schedule. The related Assignment of Mortgage to MERS has been duly and properly recorded, or has been delivered for recording to the applicable recording office;

          (lxxxi) With respect to each MOM Loan, Seller has not received any notice of liens or legal actions with respect to such Mortgage Loan and no such notices have been electronically posted by MERS;

          (lxxxii) With respect to each Mortgage Loan, (i) if the related first lien provides for negative amortization, the CLTV was calculated at the maximum principal balance of such first lien that could result upon application of such negative amortization feature, and (ii) either no consent for the Mortgage Loan is required by the holder of the first lien or such consent has been obtained and is contained in the Mortgage File; and

          (lxxxiii) No Mortgagor agreed to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan transaction.

          (lxxxiv) No Mortgage Loan is subject to mandatory arbitration;

          (lxxxv) No Mortgage Loan is secured by a lien on a "condo hotel;"

          (lxxxvi) The Mortgaged Property consists of a contiguous parcel of real property with a detached single family residence erected thereon, or a two-to four-family dwelling, or an individual condominium unit in a condominium project, or an individual unit in a planned unit development. None of the Mortgaged Properties are manufactured homes, log homes, mobile homes, geodesic domes or other unique property types. No Mortgage Loan finances builder inventory.

          (lxxxvii) If the Mortgage Loan is secured by a long-term residential lease, (i) the lessor under the lease holds a fee simple interest in the land; (ii) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (iii) the terms of such lease do not (A) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (B) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (C) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property (D) permit any increase in the rent other than pre-established increases set forth in the lease, (E) the original term of such lease is not less than the term of the related Mortgage; (F) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note, and (G) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

          (lxxxviii) All of the terms of the related Mortgage Note pertaining to interest adjustments, payment adjustments and adjustments of the outstanding principal balance, if any, are enforceable and such adjustments on such Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan, including any required notices, and such adjustments do not and will not affect the priority of the Mortgage lien.

          (lxxxix) For each fixed-rate Mortgage Loan, the Mortgage contains an enforceable provision, to the extent not prohibited by federal law as of the date of such Mortgage, for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event that the Mortgaged Property is sold or transferred without the prior written consent of the mortgagee thereunder.

       Subsection 7.03.   Remedies for Breach of Representations and Warranties.
                          ------------------------------------------------------

     It is understood and agreed that the representations and warranties set forth in Subsections 7.01 and 7.02 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage

File. Upon discovery by the Seller of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the value of a Mortgage Loan or the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), or in the event that any Mortgagor fails to make the first payment due to the Purchaser following the Closing Date, the Seller shall give prompt written notice to the Purchaser.

     Within sixty (60) days of the earlier of either discovery by the Seller, or notice to the Seller, of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans or the Purchaser's interest in a Mortgage Loan or the Mortgage Loans, the Seller shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Seller shall, at the Purchaser's option, repurchase such Mortgage Loan at the Repurchase Price. In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 and such breach cannot be cured within 60 days of the earlier of either discovery by or notice to the Seller of such breach, all of the Mortgage Loans shall, at the Purchaser's option, be repurchased by the Seller at the Repurchase Price. The Seller shall, at the request of the Purchaser and assuming that Seller has a Qualified Substitute Mortgage Loan, rather than repurchase the Mortgage Loan as provided above, remove such Mortgage Loan and substitute in its place a Qualified Substitute Mortgage Loan or Loans; provided that such substitution shall be effected not later than 120 days after the related Closing Date. If the Seller has no Qualified Substitute Mortgage Loan, it shall repurchase the deficient Mortgage Loan. Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.03 shall occur on a date designated by the Purchaser and shall be accomplished by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date.

     At the time of repurchase of any deficient Mortgage Loan, the Purchaser and the Seller shall arrange for the reassignment of the repurchased Mortgage Loan to the Seller and the delivery to the Seller of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Seller shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place. Upon such repurchase the related Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

     As to any Deleted Mortgage Loan for which the Seller substitutes a Qualified Substitute Mortgage Loan or Loans, the Seller shall effect such substitution by delivering to the Purchaser for such Qualified Substitute Mortgage Loan or Loans the Mortgage Note, the Mortgage, the Assignment of Mortgage and such other documents and agreements as are set forth in Exhibit 13 hereto, with the Mortgage Note endorsed as required therein. The Seller shall deposit in the Custodial Account the Monthly Payment less the Servicing Fee due on such Qualified Substitute Mortgage Loan or Loans in the month following the date of such substitution. Monthly Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution will be retained by the Seller. For the month of substitution, distributions to the Purchaser will include the Monthly Payment due on such Deleted Mortgage Loan in the month of substitution, and the Seller shall thereafter be entitled to retain all amounts subsequently received by the Seller in respect of such Deleted Mortgage Loan. The Seller shall give written notice to the Purchaser that such substitution has taken place and shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Subsections 7.01 and 7.02.

     For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of scheduled principal payments due in the month of substitution). An amount equal to the product of the amount of such shortfall multiplied by the Repurchase Price shall be distributed by the Seller in the month of substitution pursuant to the Servicing Addendum. Accordingly, on the date of such substitution, the Seller will deposit from its own funds into the Custodial Account an amount equal to such amount.

     It is understood and agreed that the obligations of the Seller set forth in this Subsection 7.03 to cure, substitute for or repurchase a defective Mortgage Loan constitute the sole remedies of the Initial Purchaser and any subsequent Purchaser respecting a breach of the foregoing representations and warranties.

     Any cause of action against the Seller relating to or arising out of the breach of any representations and warranties made in Subsections 7.01 or 7.02 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Seller to the Purchaser, and (ii) demand upon the Seller by the Purchaser for compliance with the relevant provisions of this Agreement, which demand shall be made by the Purchaser within ninety days of the discovery of such breach by the Purchaser.

     In addition to the foregoing, in the event that a breach of any representation of the Seller materially and adversely affects the interests of the Purchaser in any Prepayment Charge or the collectability of such Prepayment Charge, the Seller shall pay the amount of the scheduled Prepayment Charge to the Purchaser upon the payoff of any related Mortgage Loan.

        Subsection 7.04.  Repurchase of Certain Mortgage Loans; Premium
                          ---------------------------------------------
Protection.
-----------
     (a) In the event that (i) the first Due Date for a Mortgage Loan is prior to the Cut-off Date and the initial Monthly Payment is not made by the related Mortgagor within thirty (30) days of such Due Date or (ii) the first Monthly Payment on any Mortgage Loan due following the Cut-off Date is not made by the related Mortgagor within thirty (30) days of the related Due Date, then, in each such case, the Seller shall repurchase the affected Mortgage Loans at the Repurchase Price within sixty (60) Business Days following receipt of notice from the Purchaser of such payment default. The Seller shall notify the Purchaser of any such default under this Subsection 7.04(a) within thirty (30) days of any such Mortgage Loan becoming thirty (30) days delinquent. The Seller's obligation to repurchase such Mortgage Loan shall be conditioned upon the Purchaser providing written notice to the Seller within 90 days of such payment default.

     (b) In the event that any Mortgage Loan prepays-in-full within three (3) months following the related CZlosing Date, Seller shall remit to the Initial Purchaser within thirty (30) Business Days following receipt of notice from the Initial Purchaser of a prepayment-in-full, an amount equal to the product of (i) the excess of (A) the percentage of par as stated in the related Confirmation as the purchase price percentage (subject to adjustment as provided therein) over
(B) 100%, times (ii) the outstanding principal balance of such Mortgage Loan as of the Cut-off Date. Such obligation to the Initial Purchaser shall survive any sale or assignment of the Mortgage Loans by the Initial Purchaser to any third party and shall be independently enforceable by the Initial Purchaser. The Seller's obligation to remit premium shall be conditioned upon the Purchaser providing written notice to the Seller within 90 days of such prepayment.

     (c) In the event that any Mortgage Loan is repurchased  pursuant to Section
7.03 or 7.04(a), in addition to its obligations under Section 7.03 and 7.04(a), Seller shall remit to the Initial Purchaser an amount equal to the product of
(i) the excess of (A) the percentage of par as stated in the related Confirmation as the purchase price percentage (subject to adjustment as provided therein) over (B) 100%, times (ii) the outstanding principal balance of such Mortgage Loan as of the date of repurchase. Such obligation to the Initial Purchaser shall survive any sale or assignment of the Mortgage Loans by the Initial Purchaser to any third party and shall be independently enforceable by the Initial Purchaser.

        Subsection 7.05.   Protection of Consumer Information.
                           ----------------------------------

     Both the Purchaser and the Company (i) shall comply with any applicable laws and regulations regarding the privacy and security of Consumer Information,
(ii) shall not use Consumer Information in any manner inconsistent with any applicable laws and regulations regarding the privacy and security of Consumer Information, (iii) shall not disclose Consumer Information to third parties except at the specific written direction of the Company, (iv) shall maintain adequate physical, technical and administrative safeguards to protect Consumer Information from unauthorized access, and (v) shall immediately notify the Company of any actual or suspected breach of the confidentiality of Consumer Information.

     SECTION 8.   Closing.
                  -------

     The closing for each Mortgage Loan Package shall take place on the related Closing Date. At the Purchaser's option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.

     The closing for the Mortgage Loans to be purchased on each Closing Date shall be subject to each of the following conditions:

     (a) all of the representations and warranties of the Seller under this Agreement shall be true and correct in all material respects as of the related Closing Date and no event shall have occurred which, with reasonable notice to the Seller, or the passage of time, would constitute a default under this Agreement;

     (b) the Initial Purchaser shall have received, or the Initial Purchaser's attorneys shall have received in escrow, all Closing Documents as specified in

Section 9, in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

     (c) the Seller shall have delivered and released to the Custodian all documents required pursuant to this Agreement; and

     (d) all other terms and conditions of this Agreement shall have been complied with.

     Subject to the foregoing conditions, the Initial Purchaser shall pay to the Seller on the related Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Seller.

     SECTION 9.  Closing Documents.
                 ------------------

     (a) On or before the Initial Closing Date, the Seller or Servicer, as applicable, shall submit to the Initial Purchaser fully executed originals of the following documents:

          1. this Agreement, in four counterparts;

          2. a  Custodial  Account  Letter  Agreement  in the form  attached  as
     Exhibit 7 hereto;

          3. as Escrow Account Letter Agreement in the form attached as Exhibit 8 hereto;

          4. a Seller's Officer's Certificate, in the form of Exhibit 1-A hereto, including all attachments thereto;

          5. an Servicer's Officer's Certificate, in the form of Exhibit 1-B hereto, including all attachments thereto;

          6. an Opinion of  Counsel to the Seller and  Servicer,  in the form of
     Exhibit 2 hereto; and

          7. the Underwriting Guidelines.

     (b) The Closing Documents for the Mortgage Loans to be purchased on each Closing Date shall consist of fully executed originals of the following documents:

          1. the related Confirmation;

          2. the related Mortgage Loan Schedule;

          3. a Custodian's Trust Receipt and Initial Certification, as required under the Custodial Agreement, in a form acceptable to the Initial Purchaser;

          4. an Officer's Certificate, in the form of Exhibit 1-A hereto, including all attachments thereto;

          5. an Servicer's Officer's Certificate, in the form of Exhibit 1-B hereto, including all attachments thereto;

          6. if requested by the Initial Purchaser, an Opinion of Counsel to the Seller, in the form of Exhibit 2 hereto;

          7. a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

          8. a certificate or other evidence of merger or change of name, signed or stamped by the applicable regulatory authority, if any of the Mortgage Loans were acquired by the Seller by merger or acquired or originated by the Seller while conducting business under a name other than its present name, if applicable;

          9. any modifications, amendments or supplements to the Underwriting Guidelines following the Initial Closing Date; and

          10. an Assignment and Conveyance in the form of Exhibit 4 hereto;  and

          11. In addition, to the extent that the Underwriting Guidelines are modified, amended or supplemented at any time following the Initial Closing Date, the Seller shall notify the Purchaser of such change and provide the Purchaser a copy in both electronic and hard copy of such modification, amendment or supplement no later than five (5) Business Days following the effective date of such modification, amendment or supplement.

     SECTION 10.   Costs.
                   -----

     The Purchaser shall pay any commissions due its salesmen, recording fees and the legal fees and expenses of its attorneys. All other costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans, including without limitation, fees for title policy endorsements and continuations and the Seller's attorney's fees, shall be paid by the Seller.

     SECTION 11.   Servicer's Servicing Obligations.
                   ---------------------------------

     The Seller, as independent contract servicer, shall service and administer the Mortgage Loans directly or through one or more Subservicers, in accordance with the terms and provisions set forth in the Servicing Addendum attached as
Exhibit 9, which Servicing Addendum is incorporated herein by reference. In addition, with respect to any Mortgage Loan that is not subject to an assignable "life of loan" Flood Zone Service Contract or Tax Service Contract as of the related Closing Date, the Servicer shall pay the cost incurred by the Purchaser or its designee to obtain such a contract.

     SECTION 12.  Removal of Mortgage Loans from Inclusion  under This Agreement
                  --------------------------------------------------------------
                  Upon a Whole Loan Transfer or a  Pass-Through Transfer on  One
                  --------------------------------------------------------------
                  or More Reconstitution Dates.
                  -----------------------------

     The Seller and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Initial Purchaser may effect either:

     (1) one or more Whole Loan Transfers; and/or

     (2) one or more Pass-Through Transfers.

     A. Whole Loan Transfers or Pass-Through Transfers. With respect to each Whole Loan Transfer or Pass-Through Transfer, as the case may be, entered into by the Initial Purchaser, the Seller agrees:

          (1) to cooperate fully with the Purchaser an any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

          (2) to execute all Reconstitution Agreements, including, without limitation, an Assignment, Assumption and Recognition Agreement in the form attached hereto as Exhibit 10 and an Indemnification Agreement in the form attached hereto as Exhibit 11, provided that each of the Seller and the Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein;

          (3)  to  comply  with  the Foreclosure  Rights provisions set forth in
               Exhibit 18;

          (4) with respect to any Whole Loan Transfer or Pass-Through Transfer, the Seller shall make as of the Reconstitution Date (i) the representations and warranties contained in this Agreement regarding the Seller and the Mortgage Loans, (ii) such other reasonable and mutually agreeable representations, warranties and covenants which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans, (iii) such reasonable and mutually agreeable provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, (iv) such other covenants as may reasonably be required by the Purchaser and (v) such other representations and warranties and covenants as may be required by one or more nationally recognized rating agencies for "AAA" rated mortgage pass-through transactions, modified to the extent necessary to accurately reflect the pool statistics of the Mortgage Loans as of the date of such Whole Loan Transfer or

               Pass-Through Transfer and any events or circumstances existing subsequent to the related Closing Date(s);

          (5) to deliver to the Purchaser, and to any Person designated by the Purchaser, such legal documents and in-house Opinions of Counsel as are customarily delivered by originators or servicers, as the case may be, and reasonably determined by the Purchaser to be necessary in connection with Whole Loan Transfers or Pass-Through Transfers, as the case may be, such in-house Opinions of Counsel for a Pass-Through Transfer to be in the form reasonably acceptable to the Purchaser, it being understood that the cost of any opinions of outside special counsel that may be required for a Whole Loan Transfer or Pass-Through Transfer, as the case may be, shall be the responsibility of the Purchaser;

          (6) in the event that the Mortgage Loans become subject to a Pass-Through Transfer, the Seller agrees to service the Mortgage Loans on a scheduled/scheduled basis, or actual/actual basis as agreed to by the Seller and Purchaser, including, if applicable, making advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed by Seller likely to be non-recoverable) and paying compensating interest with respect to prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto).

          (7) in connection with any Pass-Through Transfer, to deliver to the Purchaser within 5 Business Days after request by the Purchaser, the information with respect to the Seller (as originator) and each Third-Party Originator of the Mortgage Loans as required under Item 1110(a) and (b) of Regulation AB, a summary of the requirements of which has of the date hereof is attached hereto as Exhibit 16 for convenience of reference only, as determined by Purchaser in its sole discretion. If requested by the Purchaser, this will include information about the applicable credit-granting or underwriting criteria;

     Notwithstanding the preceding sentence, the Company shall not be required to provide Static Pool Information regarding cumulative losses with respect to any mortgage loans originated prior to January 1, 2006, if such information is unknown or unavailable to the Company without unreasonable effort or expense; provided however, that the Company will provide a certificate to the Purchaser or any Depositor showing that such information is not available without unreasonable effort or expense

          (8) within 5 business days after request by the Purchaser, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information with respect to the mortgage loans (of a similar type as the Mortgage Loans, as reasonably identified by the Purchaser as provided below) [serviced by the Seller or any Third Party Originator] originated by (i) the Seller, if the Seller is an originator of Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), and/or (ii) each Third-Party

               Originator. Such Static Pool Information shall be prepared by the Seller (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(1)-(3) and (c) of Regulation AB; provided, however, the Seller shall not be required to provide Static Pool Information regarding cumulative losses with respect to any mortgage loans originated prior to January 1, 2006, if such information is unknown or unavailable to the Seller without unreasonable effort or expense; provided however, that the Seller will provide a certificate to the Purchaser or any Depositor showing that such information is not available without unreasonable effort or expense. To the extent that there is reasonably available to the Seller (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph. The content of such Static Pool Information may be in the form customarily provided by the Seller, and need not be customized for the Purchaser or any Depositor. Such Static Pool Information for each vintage origination year or prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the vintage origination year or prior securitized pool. The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference. The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable. With respect to those Mortgage Loans that were sold to the Purchaser pursuant to this Agreement, the Purchaser shall, to the extent consistent with then-current industry practice, cause the Servicer of another party to be obligated to provide information, in the form customarily provided by such servicer or other party (which need not be customized for Seller) with reapect to the Mortgage Loans reasonably necessary for the Seller to comply with its obligations under Regulation AB, including, without limitation, providing the Seller Static Pool Information;

          (9) to deliver to the Purchaser within 5 Business Days after request by the Purchaser, information with respect to the Seller (as servicer) as required by Item 1108(b) and (c) of the Regulation AB as determined by the Purchaser in its sole discretion. In the event that the Seller has delegated any servicing responsibilities with respect to the Mortgage Loans to a subservicer, the Seller shall provide the information required pursuant to this clause with respect to the subservicer;

          (10) in connection with any Pass-Through Transfer, to deliver to the Purchaser within 5 Business Days after request by the Purchaser,

     (a) information regarding any legal proceedings pending (or known to be contemplated) against the Seller (as originator) and Seller (as servicer) and each other originator of the Mortgage Loans and each Subservicer as required by
Item 1117 of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit 16 for convenience of reference only, as determined by Purchaser in its sole discretion,

     (b) information regarding affiliations with respect to the Seller (as originator) and Seller (as servicer) and each other originator of the Mortgage Loans and each Subservicer as required by Item 1119(a) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as
Exhibit 16 for convenience of reference only, as determined by Purchaser in its sole discretion, and

     (c) information regarding relationships and transactions with respect to the Seller (as originator) and Seller (as servicer) and each other originator of the Mortgage Loans and each Subservicer as required by Item 1119(b) and (c) of Regulation AB, a summary of the requirements of which as of the date hereof is attached hereto as Exhibit 16 for convenience of reference only, as determined by Purchaser in its sole discretion;

          (11) if so requested by the Purchaser, the Seller shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party (to the extent of any additional incremental expense associated with delivery pursuant to this Agreement), such statements and agreed-upon procedures letters of certified public accountants reasonably acceptable to the Purchaser or Depositor, as applicable, pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 or, in the case of Static Pool Information with respect to the Seller's or Third-Party Originator's originations or purchases, to calendar months commencing January 1, 2006, or to any financial information included in any other disclosure provided under this
               Section 12, as the Purchaser or such Depositor shall reasonably request. Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or initial purchaser with respect to a Pass-Through Transfer. Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor;

          (12) in the event the Seller acts as servicer in connection with any Pass-Through Transfer of the Mortgage Loans, to deliver to the Purchaser or its designee on or before March 1 of each fiscal year beginning in 2007, (a) a report (an "Assessment of Compliance") reasonably satisfactory to the Purchaser regarding the Servicer's, or any subservicer's, if applicable, assessment of compliance with the Servicing Criteria during the preceding fiscal year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB and (b) a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by

               Servicer or any subservicer, if applicable, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of
               Regulation  AB,  which   Attestation   Report  must  be  made  in
               accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board;

          (13) The Servicer will deliver to the Purchaser, not later than March 1 of each fiscal year, beginning in 2007, an Officers' Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. Such Annual Statement of Compliance shall contain no restrictions or limitations on its use. Copies of such statement shall be provided by the Servicer to the Purchaser upon request and by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans. The Purchaser shall notify the Servicer prior to providing any such copies. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an officer's certificate of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer;

          (14) With respect to any Mortgage Loans that are subject to a Pass-Through Transfer or other securitization transaction, by March 1 of each calendar year, beginning in 2007, an officer of the Servicer shall execute and deliver an Officer's Certificate (an "Annual Certification") to the Purchaser, any master servicer which is master servicing loans in connection with such transaction (a "Master Servicer") and any related depositor (a "Depositor") for the benefit of each such entity and such entity's affiliates and the officers, directors and agents of any such entity and such entity's affiliates, in the form attached hereto as Exhibit 12. Such Officer's Certificate shall not be provided to any other Person unless the Purchaser first notifies the Servicer of its intention to do so. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an officers' certificate of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer;

          (15) As of the date of each Pass-Through Transfer, and except as has been otherwise disclosed to the Purchaser, any Master Servicer or any Depositor, the Servicer represents, warrants and covenants to the Purchaser, any Master Servicer or any Depositor that,: (1) no default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Servicer; (2) no material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Servicer; (3) the Servicer has not been terminated as servicer in a residential mortgage loan securitization, either due to a servicing default or to application of a servicing performance test or trigger; (4) no material changes to the Servicer's servicing policies and procedures for similar loans has occurred in the preceding three years; (5) there are no aspects of the Servicer's financial condition that could have a material adverse impact on the performance by the Servicer of its obligations hereunder; (6) there are no legal proceedings pending, or known to be contemplated by governmental authorities, against the Servicer that could be material to investors in the securities issued in such Pass-Through Transfer; and (7) there are no affiliations, relationships or transactions relating to the Servicer of a type that are described under Item 1119 of Regulation AB;

          (16) If so requested by the Purchaser, Depositor or any Master Servicer on any date following the date on which information is first provided to the Purchaser, any Depositor or any Master Servicer, the Servicer shall, within five Business Days following such request, confirm in writing the accuracy of the representations and warranties set forth in clause (14) above or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party; and

          (17) As of the date of each Pass-Through Transfer, the Seller and Servicer hereby represent, warrant and covenant to the Purchaser that the Seller/Servicer Information provided pursuant to Section 12 does not include any untrue statement of a material fact and does not omit to state a material fact required to be stated in the Seller/Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Promptly following notice or discovery of a material error in Static Pool Information provided pursuant to clause (7) above (including an omission to include therein information required to be provided pursuant to clause (7) above), the Seller shall provide corrected Static Pool Information to the Purchaser or any Depositor, as applicable, in the same format in which Static Pool Information was previously provided to such party by the Seller.

     If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligation under the Exchange Act with respect to any class of asset-backed securities, the Seller or Servicer shall (or shall cause each Subservicer and Third-Party Originator to: (i) notify the Purchaser and any Depositor in writing of (A) any material litigation or governmental proceedings pending against the Seller, Servicer, any Subservicer or any Third-Party Originator and (B) any affiliations or relationships that develop following the closing date of a Pass-Through Transfer between the Seller, Servicer, any Subservicer or any Third-Party Originator and any of the parties specified in clause (7) of Section 12A(14) and any other parties identified in writing by the requesting party) with respect to such Pass-Through Transfer, and (ii) provide to the Purchaser and any Depositor a description of such proceedings, affiliations or relationships.

     As a condition to the succession to the Servicer or any Subservicer as servicer or subservicer under this Agreement or any Reconstitution Agreement by any Person (i) into which the Servicer or such Subservicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer or any Subservicer, the Servicer shall provide to the Purchaser and any Depositor, at least 15 calendar days prior to the effective date of such succession or appointment, (x) written notice to the Purchaser and any Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, all information reasonably requested by the Purchaser or any Depositor in order to comply with its reporting obligation under Item 6.02 of Form 8-K with respect to any class of asset-backed securities.

     In the event of a conflict or inconsistency between the terms of Exhibit 16 and the text of the applicable Item of Regulation AB as cited in this Section 12, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

     B. Indemnification with Respect to Regulation AB. The Seller shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Pass-Through Transfer: each sponsor and issuing entity; each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Pass-Through Transfer, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Pass-Through Transfer; each broker dealer acting as underwriter, placement agent or initial purchaser, each Person who controls any of such parties or the Depositor (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Depositor, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

          (i) (A) any untrue statement of a material fact contained or alleged to be contained in any written information, written report, certification, accountants' letter or other material provided under this Section 12 by or on behalf of the Seller or Servicer, or provided under this Section 12 by or on behalf of any Subservicer, Subcontractor or Third-Party Originator (collectively, the "Seller/Servicer Information"), or (B) the omission or alleged omission to state in the Seller/Servicer Information a material fact required to be stated in the Seller/Servicer Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Seller/Servicer Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Seller/Servicer Information or any portion thereof is presented together with or separately from such other information;

          (ii) any failure by the Seller, Servicer, any Subservicer, any Subcontractor or any Third-Party Originator to deliver any information, report, certification, accountants' letter or other material when and as required under this Section 12, including any failure by the Servicer to identify pursuant to Section 11.30 any Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB; or

          (iii) any breach by the Servicer of a representation or warranty set forth in Section 12A(14) or in a writing furnished pursuant to Section 12A(15) and made as of a date prior to the closing date of the related Pass-Through Transfer, to the extent that such breach is not cured by such closing date, or any breach by the Servicer of a representation or warranty in a writing furnished pursuant to Section 12A(15) to the extent made as of a date subsequent to such closing date.

     In the case of any failure of performance described in clause (a)(ii) of this Subsection, the Seller shall promptly reimburse the Purchaser, any Depositor, as applicable, and each Person responsible for the preparation, execution or filing of any report required to be filed with the Commission with respect to such Securitization Transaction, or for execution of a certification pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such Securitization Transaction, for all costs reasonably incurred by each such party in order to obtain the information, report, certification, accountants' letter or other material not delivered as required by the Seller, any Subservicer, any Subcontractor or any Third-Party Originator.

     The Purchaser shall indemnify the Seller and the respective present and former directors, officers and employees of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon: (A) any untrue statement of a material fact contained in any offering materials related to a Securitization Transaction, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or (B) the omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or omission is other than a statement or omission arising out of, resulting from, or based upon the Seller Information.

     SECTION 13.   The Seller and the Servicer.
                   ----------------------------

        Subsection 13.01.   Additional Indemnification by the Seller and the
                            ------------------------------------------------
                            Servicer.
                            ---------

     In addition to the indemnification provided in Subsection 7.03, the Seller and the Servicer shall indemnify the Initial Purchaser and any subsequent Purchaser and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Initial
Purchaser and any subsequent Purchaser may sustain in any way related to the failure of the Seller or the Servicer to perform its obligations under this Agreement including but not limited to its obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

       Subsection 13.02. Merger or Consolidation of the Seller and the Servicer.
                         ------------------------------------------------------

     The Seller and the Servicer shall each keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Seller and the Servicer to perform its duties under this Agreement.

     Any Person into which the Seller or the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller or the Servicer shall be a party, or any Person succeeding to the business of the Seller or the Servicer, shall be the successor of the Seller or the Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person shall be (i) an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, (ii) have a GAAP net worth of not less than $25,000,000 and
(iii) be a FNMA or FHLMC approved seller/servicer and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Seller.

        Subsection 13.03.  Limitation on Liability of the Seller, the Servicer
                           ---------------------------------------------------
                           and Others.
                           ----------

     Neither the Seller, the Servicer nor any of the officers, employees or agents of the Seller or the Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Seller or the Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Seller, the Servicer and any officer, employee or agent of the Seller or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller and the Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may result in its incurring any expenses or liability; provided, however, that the Seller or the Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Seller and the Servicer shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Seller's or the Servicer's indemnification under Subsections 7.03 or 13.01.

        Subsection 13.04.   Servicer Not to Resign.
                            ----------------------

     The Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Servicer and the Purchaser or upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer in which event the Servicer may resign as servicer. Any such determination permitting the resignation of the Servicer as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser and which shall be provided at the cost of the Servicer. No such resignation shall become effective until a successor shall have assumed the Servicer's responsibilities and obligations hereunder in the manner provided in
Section 16.

        Subsection 13.05.  No Transfer of Servicing.
                           ------------------------

     The Servicer acknowledges that the Purchaser has acted in reliance upon the Servicer's independent status, the adequacy of its servicing facilities, plan, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof. Without in any way limiting the generality of this Section, the Servicer shall not either assign this Agreement or the servicing hereunder or delegate its rights or duties hereunder or any portion thereof, or sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

     SECTION 14.   Default.
                   -------

        Subsection 14.01.   Events of Default.
                            -----------------

     In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say:

          (i) any failure by the Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Purchaser; or

          (ii) failure on the part of the Seller or the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller or the Servicer set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Seller or the Servicer by the Purchaser or by the Custodian; or

          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding up or liquidation of its affairs, shall have been entered against the Seller or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

          (iv) the Seller or the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Seller or the Servicer or of or relating to all or substantially all of its property; or

          (v) the Seller or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

          (vi) failure by the or the Servicer to be in material compliance with the "doing business" or licensing laws of any jurisdiction where a Mortgaged Property is located; or

          (vii) the Servicer ceases at any point to meet the qualifications of either a FNMA or FHLMC seller/servicer, or the Servicer is not eligible to act as servicer or master servicer for mortgage loans subject to residential mortgage backed securities transactions rated by any nationally recognized rating agency or is eligible to act as such only with enhanced credit support, or the Seller's credit rating is reduced by any nationally recognized rating agency to below average or worst; or

          (viii) the Servicer attempts to assign its right to servicing compensation hereunder or the Seller or the Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof; or

          (ix) the Servicer fails to duly perform, within the required time period, its obligations under Sections 11.23, 11.24, 11.29 or 11.30 of the Servicing Addendum, which failure continues unremedied for a period of three (3) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by any master servicer responsible for master servicing the Mortgage Loans pursuant to a securitization of such Mortgage Loans.

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Seller or the Servicer, as applicable, may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Servicer as servicer under this Agreement. On or after the receipt by the Seller or the Servicer , as applicable of such written notice, all authority and power of the Servicer to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16.

             Subsection 14.02.   Waiver of Defaults.
                                 ------------------

     The Purchaser may waive any default by the Seller in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

     SECTION 15.   Termination.
                   ------------

     This Agreement shall terminate upon either: (i) the later of the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan or the disposition of any REO Property with respect to the last
Mortgage Loan and the remittance of all funds due hereunder; or (ii) mutual consent of the Seller and the Purchaser in writing.

     SECTION 16.   Successor to the Servicer.
                   --------------------------

     Prior to termination of Servicer's responsibilities and duties under this Agreement pursuant to Section 12, 14 or 15, the Purchaser shall (i) succeed to and assume all of the Servicer's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Servicer as servicer under this Agreement. In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree. In the event that the Servicer's duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor. The termination of the Servicer as Servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this
Section 16 and shall in no event relieve the Seller and the Servicer of the representations and warranties made pursuant to Subsections 7.01 and 7.02 and the remedies available to the Purchaser under Subsection 7.03 or 7.04, it being understood and agreed that the provisions of such Subsections 7.01, 7.02 and
7.03 and 7.04 shall be applicable to the Seller and Servicer notwithstanding any such resignation or termination of the Servicer, or the termination of this Agreement.

     Any successor appointed as provided herein shall execute, acknowledge and deliver to the Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer, with like effect as if originally named as a party to this Agreement provided, however, that such successor shall not assume, and Servicer shall indemnify such successor for, any and all liabilities arising out of the

Servicer's acts as servicer. Any termination of the Servicer as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination or resignation or remedies with respect to such claims.

     The Servicer shall timely deliver to the successor the funds in the Custodial Account, REO Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Servicer shall account for all funds. The Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Servicer as servicer. The successor shall make arrangements as it may deem appropriate to reimburse the Servicer for amounts the Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Servicer pursuant to this Agreement but for the appointment of the successor servicer.

     SECTION 17.   Financial Statements.
                   ---------------------

     The Seller understands that in connection with the Purchaser's marketing of the Mortgage Loans, the Purchaser shall make available to prospective purchasers the Seller's financial statements for the most recently completed three fiscal years respecting which such statements are available. The Seller also shall make available any comparable interim statements to the extent any such statements have been prepared by the Seller (and are available upon request to members or stockholders of the Seller or the public at large). The Seller, if it has not already done so, agrees to furnish promptly to the Purchaser copies of the statements specified above. The Seller also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

     The Seller also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of the Seller for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting the Seller, its loan origination or servicing practices or the financial statements of the Seller.

     SECTION 18.   Mandatory Delivery: Grant of Security Interest.
                   ----------------------------------------------

     The sale and delivery of each Mortgage Loan on or before the related Closing Date is mandatory from and after the date of the execution of the related Confirmation, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Initial Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Seller's failure to deliver each of the related Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the related Closing Date. The Seller hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Seller of its obligation hereunder, and the Seller agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial
Purchaser's (i) right to reject any Mortgage Loan under the terms of this Agreement and the related Confirmation, and (ii) obligation to pay the related Purchase Price for the Mortgage Loans. All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

     SECTION 19.   Notices.
                   -------

     All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

                  (i)   if to the Purchaser:

                        One Commerce Square

                        2005 Market St., Suite 2100

                        Philadelphia, PA  19103

                        Attn:  Megan Mahoney

                  (ii)  if to the Seller or Servicer:

                        GreenPoint Mortgage 100 Wood Hollow Drive

                        Novato, CA  94945

                        Attn:  Susan Davia


or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

     SECTION 20.   Severability Clause.
                   --------------------

     Any part, provision, representation or warranty of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof. If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

     SECTION 21.   Counterparts.
                   -------------

     This   Agreement   may  be  executed   simultaneously   in  any  number  of
counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     SECTION 22.   Governing Law.
                   --------------

     The Agreement shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by Federal law.

     SECTION 23.   Intention of the Parties.
                   -------------------------

     It is the intention of the parties that the Initial Purchaser is purchasing, and the Seller is selling, the Mortgage Loans and not a debt instrument of the Seller or another security. Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Seller, and a purchase by the Purchaser, of the Mortgage Loans. The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Seller shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review.

     In addition, the Purchaser, Seller and Servicer acknowledge and agree that the purpose of Subsections 11.29, 11.30 and 12(6)-(16) of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller and Servicer acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Seller and Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established and evolving interpretations of Regulation AB. In connection with any Pass-Through Transfer, the Seller and Servicer shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master Servicer or such Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Seller, Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     SECTION 24.   Successors and Assigns.
                   -----------------------

     This Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Servicer and the Purchaser and the respective successors and assigns of the Seller, the Servicer and the Purchaser. The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred. Upon any such assignment, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement between the Seller, the Servicer and such Purchaser, and a separate and distinct Agreement between the Seller, the Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans. In the event that this Agreement is assigned to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred, the rights and benefits under this agreement which inure to the Purchaser shall inure to the benefit of both the Person to whom such Mortgage Loan is transferred and the Person to whom the servicing or master servicing of the Mortgage Loan has been transferred; provided that, the right to require a Mortgage Loan to be repurchased by the Seller pursuant to Subsection 7.03 or 7.04 shall be retained solely by the Purchaser. This Agreement shall not be assigned, pledged or hypothecated by the Seller or the Servicer to a third party without the consent of the Purchaser.

     SECTION 25.   Waivers.
                   -------

     No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     SECTION 26.   Exhibits.
                   ---------

     The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

     SECTION 27.   Nonsolicitation.
                   ---------------

     The Seller and the Servicer covenant and agree that neither shall take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude the Seller or the Servicer from engaging in solicitations to the general public by newspaper, radio, television or other media which are not directed toward the Mortgagors or from refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts the Seller or the Servicer to request the refinancing of the related Mortgage Loan.

     SECTION 28.   General Interpretive Principles.
                   -------------------------------

     For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

     (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

     (c) references herein to "Articles," "Sections," "Subsections," "Paragraphs," and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

     (d) reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

     (e) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

     (f) the term "include" or "including" shall mean without limitation by reason of enumeration.

     SECTION 29.   Reproduction of Documents.
                   --------------------------

     This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

     SECTION 30.   Further Agreements.
                   -------------------

     The Seller, the Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

     SECTION 31.   Third-Party Beneficiary.
                   ------------------------

     Each Master Servicer shall be considered a third-party beneficiary of this Agreement, entitled to all the rights and benefits hereunder as if it were a direct party to this Agreement.

     SECTION 32.   Entire Agreement.
                   -----------------

     This Agreement, the Confirmation and the exhibits and schedules hereto constitute the entire agreement and understanding of the parties with respect to the matters and transactions contemplated by this Agreement and, except to the extent otherwise set forth in writing, supersedes any prior agreement and understandings with respect to those matters and transactions. In the event of any contradiction, conflict or inconsistency between the terms and provisions of this Agreement and the terms and provisions of any Confirmation, the terms and provisions of such Confirmation will govern.

     IN WITNESS WHEREOF, the Seller, the Servicer and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

                                              GREENPOINT MORTGAGE FUNDING, INC.
                                                      (Seller and Servicer)
                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              LUMINENT MORTGAGE CAPITAL, INC.
                                                     (Initial Purchaser)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------




                                              MAIA MORTGAGE FINANCE
                                              STATUTORY TRUST

                                               (Initial Purchaser)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------



                                              MERCURY MORTGAGE FINANCE
                                              STATUTORY TRUST

                                              (Initial Purchaser)

                                              By:
                                                 -------------------------------
                                              Name:
                                                   -----------------------------
                                              Title:
                                                    ----------------------------

                                    EXHIBIT 1
                                    ---------

                         SELLER'S OFFICER'S CERTIFICATE


     I, ________________________, hereby certify that I am the duly elected ______________ of [Seller], a __________________ (the "Seller"), and further certify, on behalf of the Seller as follows:

                1. Attached hereto as Attachment I are a true and correct copy of the Certificate of Incorporation and by-laws of the Seller as are in full force and effect on the date hereof.

                2.  Other   than   what   has   been  previously  disclosed,  no
                    proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Seller are pending or contemplated.

                3. Each person who, as an officer or attorney-in-fact of the Seller, signed (a) the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement (the "Purchase Agreement"), dated as of ____________, 2006, by and among the Seller, the Servicer and [ ](the "Purchaser"); (b) the Confirmation, dated _____________ 2006, between the Seller and the Purchaser (the "Confirmation"); and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Purchase Agreement and the Confirmation was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

                4. Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Seller on ________________, 2006 (the "Resolutions") with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

                5. Attached hereto as Attachment III is a Certificate of Good Standing of the Seller dated ______________, 2006. No event has occurred since ___________________, 2006 which has affected the good standing of the Seller under the laws of the State of ___________.

                6. All of the representations and warranties of the Seller contained in Subsections 7.01 and 7.02 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.


                                   Exh 1-A-1

                7. The Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the related Closing Date pursuant to the Purchase Agreement and the related Confirmation.

     All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.


                                    Exh 1-A-2

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Seller.

Dated:_________________________

         [Seal]

                                    [SELLER]
                                    (Seller)

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:   Vice President



     I, _______________________, Secretary of the Seller, hereby certify that _________________________ is the duly elected, qualified and acting Vice President of the Seller and that the signature appearing above is his genuine signature.

     IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:_________________________

         [Seal]

                                    [SELLER]
                                    (Seller)

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:  [Assistant] Secretary



                                    Exh 1-A-3

                                    EXHIBIT 2
                                    ---------

           [FORM OF OPINION OF COUNSEL TO THE SELLER AND THE SERVICER]



                                 FORM OF OPINION

                                                        ------------------------





Ladies and Gentlemen:

     I have acted as counsel to GreenPoint Mortgage Funding, Inc., a New York corporation (the "Company"), in connection with certain matters described in the Agreements. In connection with rendering this opinion letter, I, or attorneys working under my direction have examined, among other things, originals, certified copies or copies otherwise identified as being true copies of the following:

               A. Signed copies of the Agreements;
               B. The Company's Certificate of Incorporation
               C. The Company's By-Laws; and
               D. Resolutions adopted by the Board of Directors of the Company.

     For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances. As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me. I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of the originals of such copied documents.

     On the basis of and subject to the foregoing  examination,  and in reliance
thereon,  and  subject  to  the  assumptions,  qualifications,   exceptions  and
limitations expressed herein, I am of the opinion that:

     1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of New York with corporate power and authority to own its properties and conduct its business as presently conducted by it. The Company has the corporate power and authority to execute, deliver, and perform its obligations under the Agreements.



                                    Exh 2-1

    2. The Agreements have been duly and validly authorized, executed and delivered by the Company.

     3. The Agreements constitute valid, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     4. No consent, approval, authorization or order of any United States federal or California government authority on the part of the Company is required for the execution, delivery and performance by the Company of the Agreements, except for those consents, approvals, authorizations or orders which previously have been obtained.

     5. The execution, delivery and performance of the Agreements will not, as of the Closing Date, result in a violation of the Certificate of Incorporation or By-Laws of the Company, or, to the best of my knowledge, result in a violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company is a party or by which it is bound, (ii) any California or United States federal statute or regulation applicable to the Company, or (iii) any order of any State of California or United States federal court, regulatory body, administrative agency or governmental body having jurisdiction over the Company, except in any such case where the violation or default would not have a material adverse effect on the Company or its ability to perform its obligations under the Agreements.

     6. There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company which, in my judgment, would draw into question the validity of the Agreements or which would be likely to impair materially the ability of the Company to perform under the terms of the Agreements.

     The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

     A. I have assumed that all parties to the Agreements other than the Company have all requisite power and authority to execute, deliver and perform their respective obligations under the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties, have been executed and delivered by such parties and constitute the legal, valid and binding obligations of such parties.

     B. My opinion expressed in paragraph 3 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditors' rights generally and the


                                    Exh 2-2
discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.


     C. My opinion expressed in paragraph 5 above relating to violations of United States federal and California statutes, regulations or orders applicable to the Company is limited to such statutes, regulations or orders that in my experience are typically applicable to a transaction of the nature contemplated by the Agreements.

     D. I have assumed, without independent check or certification, that there are no agreements or understandings among the Company and any other party, which would expand, modify or otherwise affect the terms of the Agreements or the respective rights or obligations of the parties thereunder.

     I am admitted to practice in the State of California, and I render no opinion herein as to matters involving or governed by the laws of any jurisdiction other than the State of California and the federal laws of the United States of America. I also express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the Agreements.

     This opinion letter has been prepared and should be understood in accordance with the Legal Opinion Principles, 53 Bus. Law. 831 (1998), and Guidelines for the Preparation of Closing Opinions, 57 Bus. Law. 345 (2001), of the Committee on Legal Opinions, ABA Section of Business Law.

Very truly yours,


----------------------------
Irene D. Gilbert
General Counsel
GreenPoint Mortgage Funding, Inc.



                                                                          (Date)

[  ]
[  ]
[  ]

                           Re: Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006



                                    Exh 2-3

                                    EXHIBIT 3
                                    ---------

                         SECURITY RELEASE CERTIFICATION


     I. Release of Security Interest

     ___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by [ ] from the Seller named below pursuant to that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the "Date and Time of Sale"), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Seller named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution


                           (Name)


                           (Address)



By:______________________________________



                                    Exh 3-1

     II. Certification of Release

     The Seller named below hereby certifies to [ ] that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to [ ], the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans. The Seller warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

                                    [SELLER]

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------



                                    Exh 3-2

                                    EXHIBIT 4
                                    ---------

                            ASSIGNMENT AND CONVEYANCE


     On this _______ day of ________, 2006, [SELLER] ("Seller"), as the Seller under that certain Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006 (the "Agreement"), does hereby sell, transfer, assign, set over and convey to [ ] a Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Seller in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto, together with the related servicing rights thereto, Mortgage Files and all rights and obligations arising under the documents contained therein including, subject to the terms of the Agreement, the right to any Prepayment Charges payable with respect thereto. Pursuant to Subsection 6.03 of the Agreement, the Seller has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in Exhibit 13 to the Agreement. The contents of each related Servicing File required to be retained by the Seller to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust by the Seller for the benefit of the Purchaser as the owner thereof. The Seller's possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Seller shall be in a custodial capacity only. The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Seller shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Seller at the will of the Purchaser in such custodial capacity only.

     The Seller confirms to the Purchaser that the representation and warranties set forth in Subsections 7.01 and 7.02 of the Agreement are true and correct with respect to the Seller and the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as of the date hereof, and that all statements made in the Seller's Officer's Certificates and all Attachments thereto remain complete, true and correct in all respects as of the date hereof, and that the Mortgage Loan characteristics identified on the attached Schedule are true and correct as of the date hereof.

     Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

                                    [SELLER],
                                     Seller

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------


                                    Exh 4-1

                                    EXHIBIT 5
                                    ---------

                         CONTENTS OF EACH MORTGAGE FILE


     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Seller or delivered to the Custodian:

                  1.       Mortgage Loan Documents.

                  2.       Residential loan application.

                  3.       Mortgage Loan closing statement.

                  4.       Verification of employment and income.

                  5. Verification of acceptable evidence of source and amount of downpayment.

                  6.       Credit report on Mortgagor.

                  7.       Residential appraisal report.

                  8.       Photograph of the Mortgaged Property.

                  9.       Survey of the Mortgaged Property.

                  10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

                  11. All required disclosure statements and statement of Mortgagor confirming receipt thereof.

                  12. If available, termite report, structural engineer's report, water potability and septic certification.

                  13.      Sales Contract, if applicable.

                  14.      Hazard insurance policy.

                  15. Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.


                                    Exh 5-1

                  16.      Amortization schedule, if available.

                  17. Payment history for Mortgage Loans that have been closed for more than 90 days.

                  18.      Flood insurance policy, if applicable.

                  19.      Tax Service Contract.

                  20.      Flood Service Contract.


                                    Exh 5-2

                                    EXHIBIT 6
                                    ---------

                               CUSTODIAL AGREEMENT



                                    Exh 6-1

                                    EXHIBIT 7
                                    ---------


                       CUSTODIAL ACCOUNT LETTER AGREEMENT


                                               ________________________ __, 2006




To: __________________________________

         (the "Depository")


     As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as "[SELLER] in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                    [SELLER]
                                    (Seller)

                                     By:
                                        ----------------------------------------

                                     Name:
                                          --------------------------------------

                                     Title:
                                           -------------------------------------

                                     Date:
                                          --------------------------------------


                                    Exh 7-1

     The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").


                                                           (Depository)


                                           By:
                                              ----------------------------------

                                           Name:
                                                --------------------------------

                                           Title:
                                                 -------------------------------

                                           Date:
                                                --------------------------------


                                    Exh 7-2

                                    EXHIBIT 8
                                    ---------

                         ESCROW ACCOUNT LETTER AGREEMENT


                                                          ________________, 2006




To: __________________________________

         (the "Depository")


     As Seller under the Master Mortgage Loan Purchase and Servicing Agreement, dated as of [Month] 1, 2006, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as "[SELLER] in trust for the Purchaser and various Mortgagors, Fixed and Adjustable Rate Mortgage Loans." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Seller. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                    [SELLER]
                                    (Seller)

                                    By:
                                       -----------------------------------------

                                    Name:
                                         ---------------------------------------

                                    Title:
                                          --------------------------------------

                                    Date:
                                         ---------------------------------------



                                     Exh 8-1

     The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above. The full amount deposited at any time in the account will be insured by the Federal Deposit Insurance Corporation through the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF").

                                                        (Depository)


                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                               ---------------------------------

                                         Date:
                                              ----------------------------------


                                    Exh 8-2

                                    EXHIBIT 9
                                    ---------

                               SERVICING ADDENDUM


     Subsection 11.01   Seller to Act as Servicer.
                        --------------------------

     The Seller, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with Accepted Servicing Practices and this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Seller may deem necessary or desirable and consistent with the terms of this Agreement. The Seller shall be responsible for any and all acts of a Subservicer and a Subcontractor, and the Seller's utilization of a Subservicer or a Subcontractor shall in no way relieve the liability of the Seller under this Agreement.

     Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan. Without limiting the generality of the foregoing, the Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property. If reasonably required by the Servicer, the Purchaser shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     If applicable, the Servicer shall notify MERS of the ownership interest of the Purchaser in each MOM Loan through the MORNET system or MIDANET system, as applicable, or any other comparable system acceptable to MERS. At any time during the term of this Agreement, the Purchaser may direct the Servicer to cause any MOM Loan to be deactivated from the MERS System.

     In servicing and administering the Mortgage Loans, the Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of prudent lending institutions and the Purchaser's reliance on the Servicer.

     The Seller will furnish, with respect to each Mortgage Loan, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company, on a monthly basis.


                                    Exh 9-1

     Subsection 11.02   Collection of Mortgage Loan Payments.
                        -------------------------------------

     Continuously from the related Closing Date, the Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account. Further, the Servicer shall take special care in ascertaining and estimating annual ground rents, taxes, assessments, water rates, fire and hazard insurance premiums, mortgage insurance premiums, and all other charges that, as provided in the Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

     The Seller shall not waive any Prepayment Charge with respect to any Mortgage Loan which contains a Prepayment Charge which prepays during the term of the charge. If the Seller fails to collect the Prepayment Charge upon any prepayment of any Mortgage Loan which contains a Prepayment Charge, the Seller shall pay the Purchaser at such time (by deposit to the Custodial Account) an amount equal to amount of the Prepayment Charge which was not collected. Notwithstanding the above, the Seller may waive (and shall waive, in the case of (v) below) a Prepayment Charge without paying the Purchaser the amount of the Prepayment Charge (i) if the Mortgage Loan is in default (defined as 61 days or more delinquent) and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (ii) if the prepayment is not a result of a refinancing by the Seller or any of its affiliates and the Mortgage Loan is foreseen to be in default and such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan, (iii) if the collection of the Prepayment Charge would be in violation of applicable laws,
(iv) if the collection of such Prepayment Charge would be considered "predatory" pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters and (v) notwithstanding any state or federal law to the contrary, any instance when a Mortgage Loan is in foreclosure. The Seller hereby acknowledges that for the purposes of the preceding sentence, (i) the law applicable to the enforcement of prepayment penalties and charges is the law applicable to the related originator of the Mortgage Loans and (ii) state laws prohibiting or limiting prepayment penalties or charges are preempted and thereby inapplicable if the related originator of the mortgage loans is a federal association or federal bank or an operating subsidiary of such institution. In the event the Seller determines that (i) the foregoing acknowledgement is no longer accurate and (ii) applicable state law would prevent it from fully enforcing prepayment penalties or charges, the Seller shall (i) provide prompt notice to such effect to the Purchaser and (ii) provide a written opinion of counsel from a nationally recognized law firm experienced in regulatory matters concluding that fully enforcing prepayment penalties or charges would violate applicable law.

     Subsection 11.03   Realization Upon Defaulted Mortgage Loans.
                        ------------------------------------------

     (a) The Servicer shall use its best efforts, consistent with the procedures that the Servicer would use in servicing loans for its own account, to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory


                                    Exh 9-2
arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01. The Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings. The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05. In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Purchaser. In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Servicer shall notify the Purchaser in writing of the Servicer's intention to do so, and the Servicer shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice. The Servicer shall notify the Purchaser in writing of the commencement of foreclosure proceedings. In such connection, the Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

     (b) Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property the Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Servicer has also previously determined, based on its reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

               (1) such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

               (2) there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or


                                    Exh 9-3
          local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

     The cost of the environmental  audit report contemplated by this Subsection
11.03 shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

     If the Servicer determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Servicer shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Servicer, subject to the Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(v).

     (c) Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Servicer for any related unreimbursed Servicing Advances, pursuant to Subsection 11.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing. The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer pursuant to Subsection 11.05(iii).

     Subsection 11.04   Establishment of Custodial Accounts; Deposits in
                        ------------------------------------------------
Custodial Accounts.
-------------------

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit or demand accounts. The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 7.

     The Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut-off Date, or received by it prior to the Cut-off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date:

          (i) all payments on account of principal on the Mortgage Loans;

                                    Exh 9-4

          (ii) all payments on account of interest on the Mortgage Loans;

          (iii) all Liquidation Proceeds;

          (iv) all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (v) all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Servicer's normal servicing procedures, the loan documents or applicable law;

          (vi) all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04 and all amounts required to be deposited by the Servicer in connection with shortfalls in principal amount of Qualified Substitute Mortgage Loans pursuant to Subsection 7.03;

          (vii) any amounts required to be deposited by the Servicer pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy. Such deposit shall be made from the Servicer's own funds, without reimbursement therefor;

          (viii) any amounts required to be deposited by the Servicer in connection with any REO Property pursuant to Subsection 11.13; and

          (ix) any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.19 or 11.20.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges and assumption fees, to the extent permitted by Subsection 11.01, need not be deposited by the Servicer in the Custodial Account. Such Custodial Account shall be an Eligible Account. Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Servicer and the Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Subsection 11.05(iii). The Servicer shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

     If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Servicer shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.


                                    Exh 9-5

     Subsection 11.05   Permitted Withdrawals From the Custodial Account.
                        ------------------------------------------------

     The Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

          (i) to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

          (ii) to reimburse itself for unreimbursed Servicing Advances, the Servicer's right to reimburse itself pursuant to this subclause (ii) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, it being understood that, in the case of such reimbursement, the Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Servicer is required to repurchase a Mortgage Loan, pursuant to Subsection 7.03 or Subsection 7.04, the Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the Repurchase Price pursuant to Subsection 7.03 or Subsection 7.04 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

          (iii) to pay to itself pursuant to Subsection 11.21 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution
     Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

          (iv) to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.03 or Subsection 7.04 all amounts received thereon and not distributed as of the date on which the related Repurchase Price is determined;

          (v) to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b), but only to the extent of amounts received in respect of the Mortgage Loans to which such expense is attributable; and

          (vi) to clear and terminate the Custodial Account on the termination of this Agreement.

     The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii), (iii), (iv) and (v) above.

     Subsection  11.06   Establishment of Escrow  Accounts;  Deposits  in Escrow
                         -------------------------------------------------------
Accounts.
--------

     The Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts. The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 8.


                                    Exh 9-6

     The Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property. The Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08. The Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non-interest bearing or that interest paid thereon is insufficient for such purposes.

     Subsection 11.07   Permitted Withdrawals From Escrow Account.
                        ------------------------------------------

     Withdrawals from the Escrow Account may be made by the Servicer (i) to effect timely payments of ground rents, taxes, assessments, water rates, hazard insurance premiums, Primary Insurance Policy premiums, if applicable, and comparable items, (ii) to reimburse the Servicer for any Servicing Advance made by the Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

     Subsection 11.08   Payment of Taxes, Insurance and Other Charges;
                        ----------------------------------------------
Maintenance of Primary Insurance Policies; Collections Thereunder.
------------------------------------------------------------------

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting the status of ground rents, taxes, assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law. To the extent that the Mortgage does not provide for Escrow Payments, the Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due. The Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.


                                    Exh 9-7

     The Seller shall maintain in full force and effect, a Primary Insurance Policy, issued by a Qualified Insurer, with respect to each Mortgage Loan for which such coverage is required. Such coverage shall be maintained until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to that amount for which Fannie Mae no longer requires such insurance to be maintained. The Seller will not cancel or refuse to renew any Primary Insurance Policy in effect on the Closing Date that is required to be kept in force under this Agreement unless a replacement Primary Insurance Policy for such cancelled or non- renewed policy is obtained from and maintained with a Qualified Insurer. The Seller shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Seller, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Subsection 11.19, the Seller shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under the Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the Seller shall obtain a replacement Primary Insurance Policy as provided above.

     In connection with its activities as servicer, the Seller agrees to prepare and present, on behalf of itself, and the Purchaser, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such policies and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan. Pursuant to Subsection 11.04, any amounts collected by the Seller under any Primary Insurance Policy shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.

     Subsection 11.09   Transfer of Accounts.
                        ---------------------

     The Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time. Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld. In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

     Subsection 11.10   Maintenance of Hazard Insurance.
                        --------------------------------

     The Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or
(ii) the outstanding principal balance of the Mortgage Loan (including any cumulative related Negative Amortization) plus with respect to any second lien Mortgage Loan, the outstanding principal balance of the related first lien mortgage loan (including any cumulative related Negative Amortization), in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and such flood insurance has been made available, the


                                    Exh 9-8

Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan (plus, if the Mortgage Loan provides for negative amortization, the maximum amount of Negative Amortization in accordance with the Mortgage)or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended. The Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan (including any cumulative related Negative Amortization) at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above. Pursuant to Subsection 11.04, any amounts collected by the Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05. Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Servicer, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Servicer. The Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect a General Policy Rating of A:VI or better in Best's Key Rating Guide and are licensed to do business in the state wherein the property subject to the policy is located.

     Subsection 11.11   Maintenance of Mortgage Impairment Insurance Policy.
                        ---------------------------------------------------

     In the event that the Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible


                                     Exh 9-9
clause. In connection with its activities as servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

     Subsection 11.12   Fidelity Bond, Errors and Omissions Insurance.
                        ---------------------------------------------

     The Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that would meet the requirements of FNMA or FHLMC on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release and satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Servicers' and Servicers' Guide. Upon request of the Purchaser, the Servicer shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

     Subsection 11.13   Title, Management and Disposition of REO Property.
                        -------------------------------------------------

     In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the "doing business" or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Servicer from an attorney duly licensed to practice law in the state where the REO Property is located. Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

     The Seller shall either itself or through an agent selected by the Seller, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. If a REMIC election is or is to be made with respect to the arrangement under which


                                    Exh 9-10
the Mortgage Loans and any REO Property are held, the Seller shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any "income from non-permitted assets" within the meaning of Section 860F(a)(2)(B) of the Code or any "net income from foreclosure property" within the meaning of Section 860G(c)(2) of the Code. The Seller shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least monthly thereafter. The Seller shall make or cause to be made a written report of each such inspection. Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Seller to the Purchaser. The Seller shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within one year after title has been taken to such REO Property, unless the Seller determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property. If a period longer than one year is necessary to sell any REO property, (i) the Seller shall report monthly to the Purchaser as to the progress being made in selling such REO Property and (ii) if, with the written consent of the Purchaser, a purchase money mortgage is taken in connection with such sale, such purchase money mortgage shall name the Seller as mortgagee, and a separate servicing agreement between the Seller and the Purchaser shall be entered into with respect to such purchase money mortgage. Notwithstanding the foregoing, if a REMIC election is made with respect to the arrangement under which the Mortgage Loans and the REO Property are held, such REO Property shall be disposed of before the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, unless the Seller provides to the trustee under such REMIC an opinion of counsel to the effect that the holding of such REO Property subsequent to the close of the third taxable year following the taxable year in which the Mortgage Loan became an REO Property, will not result in the imposition of taxes on "prohibited transactions" as defined in Section 860F of the Code, or cause the transaction to fail to qualify as a REMIC at any time that certificates are outstanding. Seller shall manage, conserve, protect and operate each such REO Property for the certificateholders solely for the purpose of its prompt disposition and sale in a manner which does not cause such property to fail to qualify as "foreclosure property" within the meaning of Section 860F(a)(2)(E) of the Code, or any "net income from foreclosure property" which is subject to taxation under the REMIC provisions of the Code. Pursuant to its efforts to sell such property, the Seller shall either itself or through an agent selected by Seller, protect and conserve such property in the same manner and to such an extent as is customary in the locality where such property is located. Additionally, Seller shall perform the tax withholding and reporting related to Sections 1445 and 6050J of the Code.

     With respect to each REO Property, the Seller shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall establish and maintain a separate REO Account for each REO Property in the form of a non-interest bearing demand account, unless an Opinion of Counsel is obtained by the Seller to the effect that the classification as a grantor trust or REMIC for federal income tax purposes of the arrangement under which the Mortgage Loans and the REO Property is held will not be adversely affected by holding such funds in another manner. Each REO Account shall be established with the Seller or, with the prior consent of the Purchaser, with a commercial bank, a mutual savings bank or a savings association. The creation of any REO Account shall be evidenced by a letter agreement substantially in the form of the


                                    Exh 9-11

Custodial Account Letter Agreement attached as Exhibit 7 hereto. An original of such letter agreement shall be furnished to any Purchaser upon request.

     The Seller shall deposit or cause to be deposited, on a daily basis in each REO Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Seller. The Seller shall not be entitled to retain interest paid or other earnings, if any, on funds deposited in such REO Account. On or before each Determination Date, the Seller shall withdraw from each REO Account and deposit into the Custodial Account the net income from the REO Property on deposit in the REO Account.

     The Seller shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property. Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request. Together with such statement, the Seller shall furnish to the Purchaser a statement covering the Seller's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month.

     Each REO Disposition shall be carried out by the Seller at such price and upon such terms and conditions as the Seller deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser. If as of the date title to any REO Property was acquired by the Seller there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition. The proceeds from the REO Disposition, net of any payment to the Seller as provided above, shall be deposited in the REO Account and shall be transferred to the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Subsection 11.14.

     Subsection 11.14   Distributions.
                        --------------

     On each Distribution Date, the Servicer shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05.

     All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Servicer or by check mailed to the address of the Purchaser.

     With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Servicer shall pay to the Purchaser interest on any such late payment at an


                                    Exh 9-12
annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by JPMorgan Chase Bank, New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law. Such interest shall be paid by the Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive. Such interest shall be remitted along with such late payment. The payment by the Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Servicer.

     Subsection 11.15   Remittance Reports.
                        -------------------

     No later than the fifth Business Day of each month, the Servicer shall furnish to the Purchaser or its designee an electronic file containing, and a hard copy of, the monthly data (the "Remittance Report"). On the Business Day following each Determination Date, the Servicer shall deliver to the Purchaser or its designee by telecopy (or by such other means as the Servicer and the Purchaser may agree from time to time) an electronic file containing, and a hard copy of, the determination data with respect to the related Distribution Date, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions. On the same date, the Servicer shall forward to the Purchaser by overnight mail a computer readable magnetic tape containing the information set forth in the Remittance Report with respect to the related Distribution Date. To the extent that the Mortgage Loans are the subject of a Pass-Through Transfer, the electronic file must include all information known or available to the Servicer that is necessary in order to provide the distribution and pool performance information as required under Item 1121 of Regulation AB as determined by Purchaser in its sole discretion. The Servicer shall modify the electronic file as requested by the Purchaser from time to time to comply with the preceding sentence.

     Subsection 11.16   Statements to the Purchaser.
                        ----------------------------

     Not later than fifteen days after each Distribution Date, the Servicer shall forward to the Purchaser or its designee a statement prepared by the Servicer setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05, and such statement shall also include the following:

     (i) with respect to each Mortgage Loan and each Monthly Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Charges, along with a detailed report of interest on principal prepayment amounts remitted in accordance with Subsection 11.04);


                                    Exh 9-13

     (ii) with respect to each Mortgage Loan and each Monthly Payment, the amount of such remittance allocable to interest;

     (iii) with respect to each Mortgage Loan, the amount of servicing compensation received by the Servicer during the prior distribution period;

     (iv) the Stated Principal Balance of each Mortgage Loan and the aggregate Stated Principal Balance of all Mortgage Loans as of the first day of the distribution period and the last day of the distribution period;

     (v) with respect to each Mortgage Loan, the current Mortgage Interest Rate;

     (vi) with  respect  to each  Mortgage  Loan,  the  aggregate  amount of any
Insurance  Proceeds,   Condemnation  Proceeds,   Liquidation  Proceeds  and  REO
Disposition Proceeds received during the prior distribution period;

     (vii) with respect to each Mortgage Loan, the amount of any prepayment interest shortfalls paid by the Servicer during the prior distribution period;

     (viii) the beginning and ending balances of the Custodial Account and Escrow Account;

     (ix) the number of Mortgage Loans as of the first day of the distribution period and the last day of the distribution period;

     (x) with respect to each Mortgage Loan, the Stated Principal Balance of each Mortgage Loan (a) delinquent as grouped in the following intervals through final liquidation of such Mortgage Loan: 30 to 59 days, 60 to 89 days, 90 days or more; (b) as to which foreclosure has commenced; and (c) as to which REO Property has been acquired;

     (xi) with respect to each Mortgage Loan, the amount and severity of any realized loss following liquidation of such Mortgage Loan;

     (xii) with respect to each Mortgage Loan, and in the aggregate for all Mortgage Loans, the amount of any Monthly Advances made by the Servicer during the prior distribution period;

     (xiii) with respect to each Mortgage Loan, the amount of any Monthly Advances and Nonrecoverable Advances reimbursed to the Servicer with respect to such Mortgage Loan during the prior distribution period pursuant to Section 11.05, and the source of funds for such reimbursement, and the aggregate amount of any Monthly Advances and Nonrecoverable Advances reimbursed to the Servicer for all Mortgage Loans during the prior distribution period pursuant to Section 11.05;

     (xiv) with respect to any Mortgage Loan, a description of any material modifications, extensions or waivers to the terms, fees, penalties or payments of such Mortgage Loan during the prior distribution period or that have cumulatively become material over time;


                                    Exh 9-14

     (xv) a description of any material breach of a representation or warranty set forth in Subsections 7.01 or 7.02 herein or of any other breach of a covenant or condition contained herein and the status of any resolution of such breach;

     (xvi) with respect to each Mortgage Loan, the Stated Principal Balance of any substitute Mortgage Loan provided by the Servicer and the Stated Principal Balance of any Mortgage Loan that has been replaced by a substitute Mortgage Loan in accordance with Subsection 7.04; and

     (xvii) with respect to each Mortgage Loan, the Stated Principal Balance of any Mortgage Loan that has been repurchased by the Servicer in accordance with Subsection 7.05.

     In addition, the Servicer shall provide to the Purchaser such other information known or available to the Servicer that is necessary in order to provide the distribution and pool performance information as required under Item 1121 of Regulation AB, as amended from time to time, as determined by the Purchaser in its sole discretion.

     In addition, not more than sixty days after the end of each calendar year, the Servicer shall furnish to each Person who was the Purchaser at any time during such calendar year, (i) as to the aggregate of remittances for the applicable portion of such year, an annual statement in accordance with the requirements of applicable federal income tax law, and (ii) listing of the principal balances of the Mortgage Loans outstanding at the end of such calendar year.

     The Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby. In addition, the Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

     Subsection 11.17   Real Estate Owned Reports.
                        --------------------------

     Together with the statement furnished pursuant to Subsection 11.02, with respect to any REO Property, the Servicer shall furnish to the Purchaser a statement covering the Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement. Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

     Subsection 11.18    Liquidation Reports.
                         --------------------

     Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed-in-lieu of foreclosure, the Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.


                                    Exh 9-15

     Subsection 11.19   Assumption Agreements.
                        ----------------------

     The Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto; provided, however, that the Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any. If the Servicer reasonably believes it is unable under applicable law to enforce such "due-on-sale" clause, the Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon. Where an assumption is allowed pursuant to this Subsection 11.19, the Servicer, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note. Any such substitution of liability agreement shall be in lieu of an assumption agreement.

     In connection with any such assumption or substitution of liability, the Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located. With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed. The Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

     Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever. For purposes of this Subsection 11.19, the term "assumption" is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

     Subsection 11.20   Satisfaction of Mortgages and Release of Mortgage Files.
                        -------------------------------------------------------

     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Purchaser by a certification of a servicing officer of the Servicer (a "Servicing


                                    Exh 9-16

Officer"), which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee. Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Servicer and the Servicer shall prepare and process any satisfaction or release. No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

     In the event the Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Servicer, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account. The Servicer shall maintain the fidelity bond insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

     From time to time and as appropriate for the servicing or foreclosure of the Mortgage Loan, including, for this purpose, collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Servicer. Such servicing receipt shall obligate the Servicer to return the related Mortgage documents to the Purchaser when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Servicer.

     Subsection 11.21   Servicing Compensation.
                        -----------------------

     As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption fees, as provided in Subsection 11.19, and late payment charges and similar ancillary servicing compensation shall be retained by the Servicer to the extent not required to be deposited in the Custodial Account. The Servicer shall not be permitted to retain any portion of the Prepayment Charges collected on the Mortgage Loans, which Prepayment Charges shall be remitted to the Purchaser. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.


                                    Exh 9-17

     Subsection 11.22   Notification of Adjustments.
                        ----------------------------

     On each Adjustment Date, the Servicer shall make interest rate adjustments for each Adjustable Rate Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note. The Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments. The Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Servicer's methods of implementing such interest rate adjustments. Upon the discovery by the Servicer or the Purchaser that the Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

     Subsection 11.23   Annual Statement as to Compliance; Annual Certification.
                        -------------------------------------------------------

     (a) The Servicer will deliver to the Purchaser, not later than March 1 of each fiscal year, beginning in 2007, an Officers' Certificate (an "Annual Statement of Compliance") stating, as to each signatory thereof, that (i) a review of the activities of the Servicer during the preceding year and of performance under this Agreement or other applicable servicing agreement has been made under such officer's supervision and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement or other applicable servicing agreement throughout such year, or, if there has been a failure to fulfill any such obligation, specifying each such failure known to such officer and the nature and status thereof. Copies of such statement shall be provided by the Purchaser to any Person identified as a prospective purchaser of the Mortgage Loans. The Purchaser shall notify the Servicer prior to providing any such copies. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an officer's certificate of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

     (b) With respect to any Mortgage Loans that are subject to a Pass-Through Transfer or other securitization transaction, by March 1 of each calendar year, beginning in 2007, an officer of the Servicer shall execute an Officer's Certificate (an "Annual Certification") and deliver it to the Purchaser, any master servicer which is master servicing loans in connection with such transaction (a "Master Servicer") and any related depositor (a "Depositor") for the benefit of each such entity and such entity's affiliates and the officers, directors and agents of any such entity and such entity's affiliates, in the form attached hereto as Exhibit 12. Such Officer's Certificate shall not be provided to any other Person unless the Purchaser first notifies the Servicer of its intention to do so. In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall deliver an officers' certificate of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

     (c) The Servicer shall indemnify and hold harmless the Master Servicer, the Depositor, the Purchaser (and if this Agreement has been assigned in whole or in part by the Purchaser, any and all Persons previously acting as "Purchaser"

                                    Exh 9-18
hereunder), and their respective officers, directors, agents and affiliates, and such affiliates' officers, directors and agents (any such person, an "Indemnified Party") from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section
11.23 or Section 11.24, or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless any Indemnified Party, then the Servicer agrees that it shall contribute to the amount paid or payable by the Indemnified Party as a result of the losses, claims, damages or liabilities of the Indemnified Party in such proportion as is appropriate to reflect the relative fault of the Indemnified Party on the one hand and the Servicer in the other in connection with a breach of the Servicer's obligations under this
Section 11.23 or Section 11.24, or the Servicer's negligence, bad faith or willful misconduct in connection therewith.

     Subsection 11.24   Annual Independent Certified Public Accountants'
                        ------------------------------------------------
Servicing Report.
-----------------

     Not later than March 1 of each fiscal year, beginning in 2006, the Servicer at its expense shall cause a firm of independent public accountants (which may also render other services to the Servicer) which is a member of the American Institute of Certified Public Accountants to furnish a report (a "USAP Report") to the Purchaser or its designee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements (including the Mortgage Loans and this Agreement) substantially similar one to another (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm confirms that such servicing has been conducted in compliance with such pooling and servicing agreements examined pursuant to this Section 11.25 during the preceding fiscal year, except for (i) such exceptions as such firm shall believe to be immaterial, and (ii) such other exceptions as shall be set forth in such USAP Report. Such USAP Report shall contain no restrictions or limitations on its use. Copies of such USAP Reports shall be provided by the Servicer to the Purchaser. In addition, on an annual basis, the Servicer shall provide the Purchaser with copies of its audited financial statements.

     In the event that the Servicer has delegated any servicing responsibilities with respect to the Mortgage Loans to a Subservicer, the Servicer shall provide a USAP report of the Subservicer as described above as to each Subservicer as and when required with respect to the Servicer.

     Notwithstanding the foregoing, the Servicer's obligation to deliver a USAP Report under this Section, as to the Servicer or any Subservicer, as to any fiscal year, beginning with the report required in March 2007, shall be satisfied if an Assessment of Compliance and Attestation Report is delivered in compliance with Section 11.30 for such fiscal year with respect to that entity.


                                    Exh 9-19

     Subsection 11.25   Access to Certain Documentation.
                        --------------------------------

     The Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Servicer required by applicable laws and regulations. Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Servicer. In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Servicer by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Servicer.

     Subsection 11.26   Prepayment Charges.
                        -------------------

(a) Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full or in part of a Mortgage Loan, the Seller may not waive any Prepayment Charge or portion thereof required by the terms of the related Mortgage Note unless (i) the enforceability thereof shall have been limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally or (ii) the collectability thereof shall have been limited due to acceleration in connection with a foreclosure or other involuntary payment, or (iii) in the Seller's reasonable judgment as described herein, (x) such waiver relates to a default or a reasonably foreseeable default, (y) such waiver would maximize recovery of total proceeds taking into account the value of such Prepayment Premium and related Mortgage
Loan and (z) doing so is standard and customary in servicing similar Mortgage Loans (including any waiver of a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is related to a default or a reasonably foreseeable default). In no event will the Servicer waive a Prepayment Charge in connection with a refinancing of a Mortgage Loan that is not related to a default or a reasonably foreseeable default.

      (b) If the Servicer waives or does not collect all or a portion of Prepayment Charge relating to a Principal Prepayment in full or in part due to any action or omission of the Servicer, other than as provided above, the Servicer shall deposit the amount of such Prepayment Charge(or such portion thereof as had been properly waived) into the Custodial Account for distribution in accordance with the terms of this Agreement. Subsection 11.27 Reports and Returns to be Filed by the Servicer.

     The Servicer shall file information reports with respect to the receipt of mortgage interest received in a trade or business, reports of foreclosures and abandonments of any Mortgaged Property and information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property as required by Sections 6050H, 6050J and 6050P of the Code. Such reports shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.

     Subsection 11.28   Superior Liens.
                        ---------------

     With respect to each second lien Mortgage, the Seller shall, for the protection of the Purchaser's interest, file (or cause to be filed) of record a request for notice of any action by a superior lienholder where permitted by


                                    Exh 9-20
local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Seller shall also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Borrower or the Mortgaged Property by the superior lienholder.

     If the Seller is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the superior lien, or has declared or intends to declare a default under the superior mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Seller shall take whatever actions are necessary to protect the interests of the Purchaser, and/or to preserve the security of the related Mortgage Loan, subject to any requirements applicable to real estate mortgage investment conduits pursuant to the Internal Revenue Code. The Seller shall make a Servicing Advance of the funds necessary to cure the default or reinstate the superior lien if the Seller determines that such Servicing Advance is in the best interests of the Purchaser. The Seller shall not make such a Servicing Advance except to the extent that it determines that such advance would not be a Nonrecoverable Servicing Advance from Liquidation Proceeds on the related Mortgage Loan. The Seller shall thereafter take such action as is necessary to recover the amount so advanced.

     Subsection 11.29   Assessment of Compliance with Servicing Criteria.
                        ------------------------------------------------

     On and after January 1, 2006, the Servicer shall service and administer, and shall cause each subservicer to service or administer, the Mortgage Loans in accordance with all applicable requirements of the Servicing Criteria.

     With respect to any Mortgage Loans that are the subject of a Pass-Through Transfer, the Servicer shall deliver to the Purchaser or its designee on or before March 1 of each fiscal year beginning in 2007, a report (an "Assessment of Compliance") reasonably satisfactory to the Purchaser regarding the Servicer's assessment of compliance with the Servicing Criteria during the preceding fiscal year as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122 of Regulation AB, which as of the date hereof, require a report by an authorized officer of the Servicer that contains the following:

     (a) A statement by such officer of its responsibility for assessing compliance with the Servicing Criteria applicable to the Servicer;

     (b) A statement by such officer that such officer used the Servicing Criteria to assess compliance with the Servicing Criteria applicable to the Servicer;

     (c) An assessment by such officer of the Servicer's compliance with the applicable Servicing Criteria for the period consisting of the preceding fiscal year, including disclosure of any material instance of noncompliance with respect thereto during such period, which assessment shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans;


                                    Exh 9-21

     (d) A statement that a registered public accounting firm has issued an attestation report on the Servicer's Assessment of Compliance for the period consisting of the preceding fiscal year; and

     (e) A statement as to which of the Servicing Criteria, if any, are not applicable to the Servicer, which statement shall be based on the activities it performs with respect to asset-backed securities transactions taken as a whole involving the Servicer, that are backed by the same asset type as the Mortgage Loans.

     Such report at a minimum shall address each of the Servicing Criteria specified on a certification substantially in the form of Exhibit 17 hereto delivered to the Purchaser concurrently with the execution of this Agreement.

     With respect to any Mortgage Loans that are the subject of a Pass-Through Transfer, on or before March 1 of each fiscal year beginning in 2007, the
Servicer shall furnish to the Purchaser or its designee a report (an "Attestation Report") by a registered public accounting firm that attests to, and reports on, the Assessment of Compliance made by the Servicer, as required by Rules 13a-18 and 15d-18 of the Exchange Act and Item 1122(b) of Regulation AB, which Attestation Report must be made in accordance with standards for attestation reports issued or adopted by the Public Company Accounting Oversight Board.

     The Servicer shall cause each Subservicer, and each Subcontractor determined by the Servicer pursuant to Subsection 11.30(c) to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, to deliver to the Purchaser and any Depositor an assessment of compliance and accountants' attestation as and when provided in clause (11) of Section 12.

         Subsection 11.30. Use of Subservicers and Subcontractors.
                           --------------------------------------

     (a) The Servicer shall not hire or otherwise utilize the services of any Subservicer to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (b) of this Section. The Servicer shall not hire or otherwise utilize the services of any Subcontractor, and shall not permit any Subservicer to hire or otherwise utilize the services of any Subcontractor, to fulfill any of the obligations of the Servicer as servicer under this Agreement or any Reconstitution Agreement unless the Servicer complies with the provisions of paragraph (d) of this Subsection.

     (b) The Servicer shall cause any Subservicer used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of this Subsection and with Subsections 11.23, 11.24 and 12 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under
Section 12A(15) of this Agreement. The Servicer shall be responsible for obtaining from each Subservicer and delivering to the Purchaser and any Depositor any Annual Statement of Compliance required to be delivered by such Subservicer under Section 11.23, any Assessment of Compliance and Attestation Report required to be delivered by such Subservicer under Section 11.24 and any


                                    Exh 9-22

Annual Certification required under Section 11.24 as and when required to be delivered.

     (c) The Servicer shall promptly upon request provide to the Purchaser and any Depositor (or any designee of the Depositor, such as a master servicer or administrator) a written description (in form and substance satisfactory to the Purchaser and such Depositor) of the role and function of each Subcontractor utilized by the Servicer or any Subservicer, specifying (i) the identity of each such Subcontractor, (ii) which (if any) of such Subcontractors are "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, and (iii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (ii) of this paragraph.

     (d) As a condition to the utilization of any Subcontractor determined to be "participating in the servicing function" within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any Subservicer) for the benefit of the Purchaser and any Depositor to comply with the provisions of Sections 11.29 and 12 of this Agreement to the same extent as if such Subcontractor were the Servicer. The
Servicer shall be responsible for obtaining from each Subcontractor and delivering to the Purchaser and any Depositor any Assessment of Compliance and Attestation Report required to be delivered by such Subcontractor under Section 11.29, in each case as and when required to be delivered.

     Subsection 11.31   Intent of the Parties; Reasonableness.
                        --------------------------------------

     In addition, the Purchaser, Seller and Servicer acknowledge and agree that the purpose of Subsections 11.29, 11.30 and 12A(6) - (16) of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission. Although Regulation AB is applicable by its terms only to offerings of asset-backed securities that are registered under the Securities Act, the Seller and Servicer acknowledge that investors in privately offered securities may require that the Purchaser or any Depositor provide comparable disclosure in unregistered offerings. References in this Agreement to compliance with Regulation AB include provision of comparable disclosure in private offerings. Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and, in each case, the rules and regulations of the Commission thereunder (or the provision in a private offering of disclosure comparable to that required under the Securities Act) and the Sarbanes-Oxley Act. The Seller and Servicer acknowledges that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agrees to comply with reasonable requests made by the Purchaser, any Master Servicer or any Depositor in good faith for delivery of information under these provisions on the basis of established or, to the extent applicable, evolving interpretations of Regulation AB. In connection with any Pass-Through Transfer, the Seller and Servicer shall cooperate fully with the Purchaser and any Master Servicer to deliver to the Purchaser (including any of its assignees or designees), any Master Servicer and any Depositor, any and all statements, reports, certifications, records and any other information necessary in the good faith determination of the Purchaser, the Master Servicer or any Depositor to permit the Purchaser, such Master


                                    Exh 9-23

Servicer or such  Depositor  to comply with the  provisions  of  Regulation  AB, together with such disclosures relating to the Seller, Servicer, any Subservicer, any Third-Party Originator and the Mortgage Loans, or the servicing of the Mortgage Loans, reasonably believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

     Subsection 11.32   Compliance with REMIC Provisions.
                        ---------------------------------

     If a REMIC election has been made with respect to the arrangement under which the Mortgage Loans and REO Property are held, the Seller shall not take any action, cause the REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the REMIC as a REMIC or
(ii) result in the imposition of a tax upon the REMIC (including but not limited to the tax on "prohibited transactions" as defined in Section 860F(a)(2) of the Code and the tax on "contributions" to a REMIC set forth in Section 860G(d) of the Code) unless the Seller has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such REMIC status or result in the imposition of any such tax.


                                    Exh 9-24

                                   EXHIBIT 10
                                   ----------

                                     FORM OF

            FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     This is an Assignment, Assumption and Recognition Agreement (this "AAR Agreement") made as of _____, 200_, among [ ] (the "Assignor"), ____________________ (the "Assignee") [not individually but solely as trustee on behalf of the holders of the ___________, Series ____, Asset-Backed Certificates] and _______________ (the "Company").

     In consideration of the mutual promises contained herein the parties hereto agree that the residential mortgage loans (the "Assigned Loans") listed on Attachment 1 annexed hereto (the "Assigned Loan Schedule") purchased by Assignor from Company pursuant to (a) the Master Mortgage Loan Purchase and Servicing Agreement, dated as of _____, 200_, between Assignor and Company (the "Purchase Agreement"), shall be subject to the terms of this AAR Agreement. Capitalized terms used herein but not defined shall have the meanings ascribed to them in the Purchase Agreement.

Assignment and Assumption
-------------------------

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor in the Assigned Loans and, as they relate to the Assigned Loans, all of its right, title and interest in, to and under the Purchase Agreement. Assignor specifically reserves and does not assign to Assignee any right title and interest in, to or under any Mortgage Loans subject to the Agreements other than those set forth on Attachment l.

Recognition of the Company
--------------------------

     2. [For Securitization Transactions include this sentence: From and after the date hereof, the Company shall and does hereby recognize that the Assignee will transfer the Mortgage Loans and assign its rights under the Purchase Agreement (solely to the extent set forth herein) and this AAR Agreement to ______________________________ (the "Trust") created pursuant to a Pooling and Servicing Agreement, dated as of _______________, 200__ (the "Pooling Agreement"), among the Assignee as trustee (including its successors in interest and any successor trustees under the Pooling Agreement), the Assignor and _________________________, as servicer (including its successors in interest and any successor servicer under the Pooling Agreement, the "Servicer").] The Company hereby acknowledges and agrees that from and after the date hereof (i) the [Trust][Assignee] will be the owner of the Mortgage Loans, (ii) the Company shall look solely to the [Trust][Assignee] for performance of any obligations of the Assignor insofar as they relate to the enforcement of the representations, warranties and covenants with respect to the Mortgage Loans, (iii) the [Assignee][Trust (including the Assignee and the Servicer acting on the Trust's behalf)] shall have all the rights and remedies available to the Assignor, insofar as they relate to the Mortgage Loans, under the Purchase Agreement, including, without limitation, the enforcement of the document delivery requirements and remedies with respect to breaches of representations and warranties set forth in the Purchase Agreement, and shall be entitled to enforce all of the obligations of the Company thereunder insofar as they relate to the


                                    Exh 10-1

Mortgage Loans, and (iv) all references to the Purchaser (insofar as they relate to the rights, title and interest and, with respect to obligations of the Purchaser, only insofar as they relate to the enforcement of the representations, warranties and covenants of the Company) under the Purchase Agreement insofar as they relate to the Mortgage Loans, shall be deemed to refer to the [Assignee] [Trust (including the Assignee and the Servicer acting on the Trust's behalf)]. Neither the Company nor the Assignor shall amend or agree to amend, modify, waiver, or otherwise alter any of the terms or provisions of the Purchase Agreement which amendment, modification, waiver or other alteration would in any way affect the Mortgage Loans or the Company's performance under the Purchase Agreement with respect to the Mortgage Loans without the prior written consent of the Assignee.

Representations; Warranties and Covenants
-----------------------------------------

     3. Assignor warrants and represents to Assignee and Company as of the date hereof:

                a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b. Assignor is the lawful owner of the Assigned Loans with full right to transfer the Assigned Loans and any and all of its interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances; and upon the transfer of the Assigned Loans to Assignee as contemplated herein, Assignee shall have good title to each and every Assigned Loan, as well as any and all of Assignor's interests, rights and obligations under the Purchase Agreement as they relate to the Assigned Loans, free and clear of any and all liens, claims and encumbrances;

                c. Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to Company with respect to the Assigned Loans or the Purchase Agreement;

                d. Assignor is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has all requisite power and authority to acquire, own and sell the Assigned Loans;

                e. Assignor has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignor's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignor's charter or by-laws or any legal restriction, or any material agreement


                                    Exh 10-2
                    or instrument to which Assignor is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or decree to which Assignor or its property is subject. The execution, delivery and performance by Assignor of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignor. This AAR Agreement has been duly executed and delivered by Assignor and, upon the due authorization, execution and delivery by Assignee and Company, will constitute the valid and legally binding obligation of Assignor enforceable against Assignor in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                f. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignor in connection with the execution, delivery or performance by Assignor of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

                g. There is no action, suit, proceeding, investigation or litigation pending or, to Assignor's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignor, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignor's ability to perform its obligations under this AAR Agreement.

     4. Assignee warrants and represents to, and covenants with, Assignor and Company as of the date hereof:

                a.  Assignee  is  duly  organized,  validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to acquire and [own] [hold] the Assigned Loans [as trustee on behalf of the Trust];

                b. Assignee has full power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Assignee's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Assignee's organizational documentation or any legal restriction, or any material agreement or instrument to which Assignee is now a party or by which it is bound, or result in the violation of any law, rule, regulation, order, judgment or


                                    Exh 10-3
                    decree to which Assignee or its property is subject. The execution, delivery and performance by Assignee of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary action on the part of Assignee. This AAR Agreement has been duly executed and delivered by Assignee and, upon the due authorization, execution and delivery by Assignor and Company, will constitute the valid and legally binding obligation of Assignee enforceable against Assignee in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                c. No material consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Assignee in connection with the execution, delivery or performance by Assignee of this AAR Agreement, or the consummation by it of the transactions contemplated hereby; and

                d. There is no action, suit, proceeding, investigation or litigation pending or, to Assignee's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Assignee, would adversely affect Assignee's execution or delivery of, or the enforceability of, this AAR Agreement, or the Assignee's ability to perform its obligations under this AAR Agreement.

     5. Company warrants and represents to, and covenants with, Assignor and Assignee as of the date hereof:

                a. Attached hereto as Attachment 2 is a true and accurate copy of the Purchase Agreement, which agreement is in full force and effect as of the date hereof and the provisions of which have not been waived, amended or modified in any respect, nor has any notice of termination been given thereunder;

                b. Company is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all requisite power and authority to perform its obligations under the Purchase Agreement;

                c. Company has full corporate power and authority to execute, deliver and perform its obligations under this AAR Agreement, and to consummate the transactions set forth herein. The consummation of the transactions contemplated by this AAR Agreement is in the ordinary course of Company's business and will not conflict with, or result in a breach of, any of the terms, conditions or provisions of Company's organizational documentation or any legal restriction, or any material agreement or instrument to which Company is now a party or by which it is bound, or result in the violation


                                    Exh 10-4
                    of any law, rule, regulation, order, judgment or decree to which Company or its property is subject. The execution, delivery and performance by Company of this AAR Agreement and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Company. This AAR Agreement has been duly executed and delivered by Company, and, upon the due authorization, execution and delivery by Assignor and Assignee, will constitute the valid and legally binding obligation of Company, enforceable against Company in accordance with its terms except as enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and by general principles of equity regardless of whether enforceability is considered in a proceeding in equity or at law;

                d. No consent, approval, order or authorization of, or declaration, filing or registration with, any governmental entity is required to be obtained or made by Company in connection with the execution, delivery or performance by Company of this AAR Agreement, or the consummation by it of the transactions contemplated hereby;

                e. There is no action, suit, proceeding, investigation or litigation pending or, to Company's knowledge, threatened, which either in any instance or in the aggregate, if determined adversely to Company, would adversely affect Company's execution or delivery of, or the enforceability of, this AAR Agreement, or the Company's ability to perform its obligations under this AAR Agreement; and

                f. Pursuant to Section 12 of the Purchase Agreement, the Company hereby represents and warrants, for the benefit of the Assignor, the Assignee [and the Trust,] that the representations and warranties set forth in Section 7.01 and
                    7.02 of the Purchase Agreement, are true and correct as of the date hereof, except that the representation and warranty set forth in Section 7.02(i) shall, for purposes of this AAR Agreement, relate to the Mortgage Loan Schedule attached hereto.

    [Additional Representations and Warranties Necessary for Securitization]

     6. The Company hereby acknowledges and agrees that the remedies available to the Assignor, the Assignee [and the Trust (including the Assignee and the Servicer acting on the Trust's behalf)] in connection with any breach of the representations and warranties made by the Company set forth in Section 4 hereof shall be as set forth in Subsection 7.03 of the Purchase Agreement as if they were set forth herein (including without limitation the repurchase and indemnity obligations set forth therein).


                                    Exh 10-5

     7. [Notwithstanding any term hereof to the contrary, the execution and delivery of this AAR Agreement by the Assignee is solely in its capacity as trustee for the Trust and not individually, and any recourse against the Assignee in respect of any obligations it may have under or pursuant to the terms of this AAR Agreement shall be limited solely to the assets it may hold as trustee of the Trust.]

Miscellaneous
-------------

     8. All demands, notices and communications related to the Assigned Loans, the Agreements and this AAR Agreement shall be in writing and shall be deemed to have been duly given if personally delivered or mailed by registered mail, postage prepaid, as follows:

                  a.   In the case of Company,

                       GreenPoint Mortgage Funding, Inc.
                       100 Wood Hollow Drive

                       Novato, _CA 94945_____
                       Attn:    Susan Davia


                  b.   In the case of Assignor,

                       [   ]
                       Attention: [__________]

                  c.   In the case of Assignee,

                       [Assignee]
                       ----------------
                       ----------------, ------------ -----
                       Attn:    _____________

     9. This AAR Agreement shall be construed in accordance with the laws of the State of New York, without regard to conflicts of law principles, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     10. No term or provision of this AAR Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

     11. This AAR Agreement shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which Assignor, Assignee or Company may be merged or consolidated shall without the requirement for any further writing, be deemed Assignor, Assignee or Company, respectively hereunder.


                                    Exh 10-6

     12. This AAR Agreement shall survive the conveyance of the Assigned Loans as contemplated in this AAR Agreement.

     13. This AAR Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument.

     14. In the event that any provision of this AAR Agreement conflicts with any provision of the Purchase Agreement with respect to the Assigned Loans, the terms of this AAR Agreement shall control.



                                    Exh 10-7

     IN WITNESS WHEREOF, the parties hereto have executed this AAR Agreement as of the day and year first above written.


[   ]
Assignor

By:
   -----------------------------------------
Name:
Title:


[ASSIGNEE]


By:
   -----------------------------------------
Name:
Title:


[COMPANY]
Company

By:
   -----------------------------------------
Name:
     ---------------------------------------
Title:
      --------------------------------------



                                    Exh 10-8

                                  ATTACHMENT l

                             ASSIGNED LOAN SCHEDULE



                                    Exh 10-9

                                  ATTACHMENT 2

                               PURCHASE AGREEMENT



                                    Exh 10-10

                                   EXHIBIT 11
                                   ----------

                        FORM OF INDEMNIFICATION AGREEMENT

                            ADD CROSS INDEMNIFICATION

     This Indemnification Agreement (the "Agreement"), dated as of _____, 200_ (the "Settlement Date"), by and between [ ] (such entity, and its successors and assigns, being referred to herein as the "Depositor") and [COMPANY] (the "Company").

     The Depositor and the Company hereby recite and agree as follows:

                                    RECITALS

     1. [ ] (the "Seller") has purchased certain [adjustable]-rate, [first] lien mortgage loans (the "Mortgage Loans") from the Company and intends to transfer all of its right, title and interest in and to the Mortgage Loans to the _______________ (the "Trust") pursuant to the terms of a Pooling and Servicing Agreement, dated as of _____, 200_ (the "Pooling and Servicing Agreement"), by and among the Seller, the Depositor, _________ as [master] servicer and ___________, as trustee of the Trust (the "Trustee").

     2. In exchange for the Mortgage Loans,  the Trust shall issue to the Seller
___________________________,   Series  _____,   Asset-Backed  Certificates  (the
"Certificates") pursuant to the terms of the Pooling and Servicing Agreement.

     3. In accordance with an Underwriting Agreement, dated _____, 200_ (the "Underwriting Agreement"), the Depositor will sell to [ ]. (the "Underwriter") the Certificates.

     4. The Certificates will be offered and sold by the Underwriter pursuant to the terms and conditions of the Underwriting Agreement, through the use of a prospectus supplement to be dated as of the date of its printing but not later than the Settlement Date (the "Prospectus Supplement") and a related prospectus dated _____, 200_, (the "Base Prospectus" and together with the Prospectus Supplement, the "Prospectus").

                                    AGREEMENT

     NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Representations and Warranties.
          -------------------------------

     (a) The Company hereby represents and warrants to the Depositor, as of the date of this Agreement, that:

          (i) the Company has been duly organized and is validly existing and in good standing as a [corporation] under the laws of the State of __________,


                                    Exh 11-1
     with full power and authority to enter into and perform its obligations under this Agreement; and

          (ii) this Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, subject to
     (A) bankruptcy, insolvency, receivership, conservatorship or other similar laws affecting creditors' rights generally, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement that purport to provide indemnification from liabilities under applicable securities laws.

     (b) The Company represents and warrants to the Depositor that as of the Settlement Date:

          (i) the information set forth in the Prospectus Supplement under [TO BE DETERMINED], (such information, the "Company Information") does not contain an untrue statement of a material fact; and

          (ii) the Company Information does not omit or fail to state any material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) The Depositor hereby represents and warrants to the Company that as of the date of this Agreement:

          (ii) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full corporate power and authority to enter into and perform its obligations under this Agreement; and

          (iii) this Agreement has been duly authorized, executed and delivered by the Depositor and constitutes the legal, valid and binding agreement of the Depositor enforceable against the Depositor in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally, (B) general principals of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Agreement that purport to provide indemnification from penalties under applicable securities laws.

     2.   Indemnification.
          ----------------

     (a) Company (also referred to herein as the "Indemnifying Party") agrees to indemnify and hold harmless the Depositor and each of its directors and officers and affiliates and each person, if any, who controls the Depositor within the meaning of Section 15 of the Securities Act of 1933, as amended (the "Securities


                                    Exh 11-2

Act"), or Section 20 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (the "Indemnified Party") and any assignee thereof, against any and all actual losses, claims, expenses, damages or liabilities to which the Depositor or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) any untrue statement of any material fact contained in the Company Information or omission to state therein, a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading (in each case, regardless of whether a final judgment has been entered by a finder of fact) or (y) any material misstatement or omission contained in the Prospectus Supplement regarding information or statistics therein regarding the Mortgage Loans based on information correctly derived by the Depositor or its affiliates and included in the Prospectus Supplement which results or arises from information actually provided in writing to the Depositor or its affiliates by Company; and will promptly upon request reimburse any such reasonable legal or other expenses reasonably incurred by the Depositor or any such director, officer or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which Company may otherwise have.

               (b) The Depositor and each Person who controls the Depositor shall indemnify the Company, each affiliate of the Company, each Person who controls any of such parties or the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) and the respective present and former directors, officers, employees and agents of each of the foregoing and of the Company, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon (A) any untrue statement of a material fact contained or alleged to be contained in any offering materials related to a Pass-Through Transfer, including without limitation the registration statement, prospectus, prospectus supplement, any private placement memorandum, any offering circular, any computational materials, and any amendments or supplements to the foregoing (collectively, the "Securitization Materials") or (B) the omission or alleged omission to state in the Securitization Materials a material fact required to be stated in the Securitization Materials or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission is other than a statement or omission arising out of, resulting from, or based upon the Company Information.



     (c) Promptly after receipt by the Indemnified Party under this Section 2 of notice of the commencement of any action described therein, the Indemnified Party will, if a claim in respect thereof is to be made against the Indemnifying Party under this Section 2, notify the Indemnifying Party of the commencement thereof, but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnified


                                    Exh 11-3

Party under this Agreement, except to the extent that such failure or delay in notification materially prejudices the Indemnifying Party's defense of such action or proceeding, and shall in no event relieve the Indemnifying Party from any other obligation or liability which it may have to any Indemnified Person otherwise than under this Agreement or with respect to any other action or proceeding. In case any such action is brought against the Indemnified Party, and it notifies the Indemnifying Party of the commencement thereof, the Indemnifying Party will be entitled to participate therein, and, to the extent that it may wish to do so, jointly with any other Indemnifying Party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to the Indemnified Party, and, after notice from the Indemnifying Party to the Indemnified Party under this Section 2, the Indemnifying Party shall not be liable for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable out-of-pocket costs of investigation.

     (d) The Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the Indemnified Party unless: (i) the employment thereof has been specifically authorized by the Indemnifying Party; (ii) the Indemnifying Party shall have been advised by such counsel that there may be one or more legal defenses available to the Indemnified Party which are different from or additional to those available to the Indemnifying Party and in the reasonable judgment of such counsel it is advisable for the Indemnified Party to employ separate counsel (iii) a conflict exists between the Indemnified Party and the Indemnifying Party (in which case the Indemnifying Party will not have the right to direct the defense of such action on behalf of the Indemnified Party) or (iv) the Indemnifying Party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the Indemnified Party, in which case, if the Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of the Indemnified Party, it being understood, however, the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to local counsel) at any time for the Indemnified Party, which firm shall be designated in writing by the Depositor or any of the Depositor's directors, officers or controlling persons.

     (e) The Indemnified Party, as a condition of the indemnity agreements contained herein, shall use its best efforts to cooperate with the Indemnifying Party in the defense of any such action or claim. The Indemnifying Party shall not be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the Indemnifying Party agrees to indemnify and hold harmless the Indemnified Party from and against any loss or liability (to the extent set forth herein as applicable) by reason of such settlement or judgment.

     3. Successors and Assigns, Additional Information. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. No party hereto may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties hereto.


                                    Exh 11-4

     4. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Depositor and the Company and their respective officers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Depositor or the Company and will survive delivery of and payment for the Certificates. The provisions of Section 4 hereof shall survive the termination or cancellation of this Agreement.

     5. Notices. All demands, notices and communications hereunder shall be in writing, shall be effective only upon receipt and shall, if sent to the Depositor, be addressed to it at [ ], if sent to the Company, be addressed to it at, [ADDRESS], Attn: [---------].

     6. Miscellaneous. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument. This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof.

     7. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.



                                    Exh 11-5

     IN WITNESS WHEREOF, the Depositor and the Company have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.



                                     [    ].

                                     By: ____________________________
                                     Name:
                                     Title:

                                     [COMPANY]

                                     By: ____________________________
                                     Name:
                                     Title:



                                    Exh 11-6

                                   EXHIBIT 12
                          FORM OF ANNUAL CERTIFICATION

     I, the _______________________ of [NAME OF COMPANY] certify to [the Purchaser], [the Depositor], and the [Master Servicer] [Securities Administrator] [Trustee], and their officers, with the knowledge and intent that they will rely upon this certification, that:

          (i) I have reviewed the servicer compliance statement of the Company provided in accordance with Item 1123 of Regulation AB (the "Compliance Statement"), the report on assessment of the Company's compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the "Servicing Criteria"), provided in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the "Exchange Act") and
     Item 1122 of Regulation AB (the "Servicing Assessment"), the registered public accounting firm's attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of
     Regulation AB (the "Attestation Report"), and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans by the Company during 200[ ] that were delivered to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee] pursuant to the Agreement (collectively, the "Company Servicing Information");

          (ii) Based on my knowledge, the Company Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Company Servicing Information;

          (iii) Based on my knowledge, all of the Company Servicing Information required to be provided by the Company under the Agreement has been provided to the [Depositor] [Master Servicer] [Securities Administrator] [Trustee];

          (iv) I am responsible for reviewing the activities performed by the Company as servicer under the Agreement, and based on my knowledge and the compliance review conducted in preparing the Compliance Statement and except as disclosed in the Compliance Statement, the Servicing Assessment or the Attestation Report, the Company has fulfilled its obligations under the Agreement in all material respects; and

          (v) The Compliance Statement required to be delivered by the Company pursuant to the Agreement, and the Servicing Assessment and Attestation Report required to be provided by the Company and by any Subservicer or Subcontractor pursuant to the Agreement, have been provided to the [Depositor] [Master Servicer]. Any material instances of noncompliance described in such reports have been disclosed to the [Depositor] [Master Servicer]. Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.


                                    Exh 12-1

                             [COMPANY]
                             (Servicer)


                             By:
                                       -----------------------------------------
                             Name:
                             Title:
                             Date:



                                    Exh 12-2

                                   EXHIBIT 13
                                   ----------

                             MORTGAGE LOAN DOCUMENTS

               (a) the original Mortgage Note bearing all intervening endorsements necessary to show a complete chain of endorsements from the original payee, endorsed in blank, "Pay to the order of _____________, without recourse", and, if previously endorsed, signed in the name of the last endorsee by a duly qualified officer of the last endorsee. If the Mortgage Loan was acquired by the last endorsee in a merger, the endorsement must be by "[name of last endorsee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by "[name of last endorsee], formerly known as [previous name]";

               (b) the original Assignment of Mortgage for each Mortgage Loan, in form and substance acceptable for recording. The Mortgage shall be assigned, with assignee's name left blank. If the Mortgage Loan was acquired by the last assignee in a merger, the Assignment of Mortgage must be made by "[name of last assignee], successor by merger to [name of predecessor]". If the Mortgage Loan was acquired or originated by the last assignee while doing business under another name, the Assignment of Mortgage must be by "[name of last assignee], formerly known as [previous name];

               (c) the original of each guarantee executed in connection with the Mortgage Note, if any;

               (d) the original recorded Mortgage, with evidence of recording thereon. If in connection with any Mortgage Loan, the Seller has not delivered or caused to be delivered the original Mortgage with evidence of recording thereon on or prior to the related Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Seller shall deliver or cause to be delivered to the Custodian, (i) in the case of a delay caused by the public recording office, a copy of such Mortgage certified by the Seller, escrow agent, title insurer or closing attorney to be a true and complete copy of the original recorded Mortgage and (ii) in the case where a public recording office retains the original recorded
                    Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;


                                    Exh 13-1

               (e)  originals  or a   certified   copy  of   each   modification
                    agreement, if any;

               (f) the originals of all intervening assignments of mortgage with evidence of recording thereon evidencing a complete chain of ownership from the originator of the Mortgage Loan to the last assignee, or if any such intervening assignment of mortgage has not been returned from the applicable public recording office or has been lost or if such public recording office retains the original recorded intervening assignments of mortgage, a photocopy of such intervening assignment of mortgage, together with (i) in the case of a delay caused by the public recording office, an Officer's Certificate of the Seller, escrow agent, closing attorney or the title insurer insuring the Mortgage stating that such intervening assignment of mortgage has been delivered to the appropriate public recording office for recordation and that such original recorded intervening assignment of mortgage or a copy of such intervening assignment of mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the Custodian upon receipt thereof by the party delivering the Officer's Certificate or by the Seller; or (ii) in the case of an intervening assignment of mortgage where a public recording office retains the original recorded intervening assignment of mortgage or in the case where an intervening assignment of mortgage is lost after recordation in a public recording office, a copy of such intervening assignment of mortgage with recording information thereon certified by such public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage;

               (g) if the Mortgage Note, the Mortgage, any Assignment of Mortgage or any other related document has been signed by a Person on behalf of the Mortgagor, the copy of the power of attorney or other instrument that authorized and empowered such Person to sign;

               (h) the original lender's title insurance policy (or a marked title insurance commitment, in the event that an original lender's title insurance policy has not yet been issued) in the form of an ALTA mortgage title insurance policy, containing each of the endorsements required by FNMA and insuring the Purchaser and its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan; and

               (i)  original  of  any  security  agreement,  chattel mortgage or
                    equivalent   document   executed  in  connection   with  the
                    Mortgage, if any.


                                    Exh 13-2

                                   EXHIBIT 14
                                   ----------


                             UNDERWRITING GUIDELINES



                                    Exh 14-1

                                   EXHIBIT 15
                                   ----------

                            SUMMARY OF REGULATION AB
                               SERVICING CRITERIA

NOTE: This Exhibit 15 is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit 15 and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

Item 1122(d)

     (a) General servicing considerations.

          (1) Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.

          (2) If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.

          (3) Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.

          (4) A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

     (b) Cash collection and administration.

          (1) Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

          (2) Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.

          (3) Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.

          (4) The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

          (5) Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.


                                    Exh 15-1

          (6) Unissued checks are safeguarded so as to prevent unauthorized access.

          (7) Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.

     (c) Investor remittances and reporting.

          (1) Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors' or the trustee's records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

          (2) Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.

          (3) Disbursements made to an investor are posted within two business days to the Servicer's investor records, or such other number of days specified in the transaction agreements.

         (4) Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.

     (d) Mortgage Loan administration.

          (1) Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.

          (2) Mortgage loan and related documents are safeguarded as required by the transaction agreements.

          (3) Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.


                                    Exh 15-2

          (4) Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

          (5) The Servicer's records regarding the mortgage loans agree with the Servicer's records with respect to an obligor's unpaid principal balance.

          (6) Changes with respect to the terms or status of an obligor's mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage loan documents.

          (7) Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

          (8) Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

          (9) Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.

          (10) Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

          (11) Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the Servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

          (12) Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the Servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.


                                    Exh 15-3

          (13) Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the Servicer, or such other number of days specified in the transaction agreements.

          (14)  Delinquencies,   charge-offs  and  uncollectable   accounts  are
recognized and recorded in accordance with the transaction agreements.

          (15) Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.



                                    Exh 15-4

                                   EXHIBIT 16
                                   ----------

                SUMMARY OF APPLICABLE REGULATION AB REQUIREMENTS

NOTE: This Exhibit 16 is provided for convenience of reference only. In the event of a conflict or inconsistency between the terms of this Exhibit 16 and the text of Regulation AB, the text of Regulation AB, its adopting release and other public statements of the SEC shall control.

Item 1105(a)(1)-(3) and (c)

     -Provide static pool information with respect to mortgage loans that were originated or purchased by the Seller and which are of the same type as the Mortgage Loans.

     -Provide static pool information regarding delinquencies, cumulative losses and prepayments for prior securitized pools of the Seller.

     -If the Seller has less than 3 years experience securitizing assets of the same type as the Mortgage Loans, provide the static pool information by vintage origination years regarding loans originated or purchased by the Seller, instead of by prior securitized pool. A vintage origination year represents mortgage loans originated during the same year.

     -Such static pool information shall be for the prior five years, or for so long as the Seller has been originating or purchasing (in the case of data by vintage origination year) or securitizing (in the case of data by prior securitized pools) such mortgage loans if for less than five years.

     -The static pool information for each vintage origination year or prior securitized pool, as applicable, shall be presented in monthly increments over the life of the mortgage loans included in the vintage origination year or prior securitized pool.

     -Provide summary information for the original characteristics of the prior securitized pools or vintage origination years, as applicable and material, including: number of pool assets, original pool balance, weighted average initial loan balance, weighted average mortgage rate, weighted average and minimum and maximum FICO, product type, loan purpose, weighted average and minimum and maximum LTV, distribution of loans by mortgage rate, and geographic concentrations of 5% or more.

Item 1108(b) and (c)

     Provide the following information with respect to each servicer that will service, including interim service, 20% or more of the mortgage loans in any loan group in the securitization issued in the Pass-Through Transfer:

     -a description of the Servicer's form of organization;

     -a description of how long the Servicer has been servicing residential mortgage loans; a general discussion of the Servicer's experience in servicing assets of any type as well as a more detailed discussion of the Servicer's experience in, and procedures for the servicing function it will perform under


                                    Exh 16-1
this Agreement and any Reconstitution Agreements; information regarding the size, composition and growth of the Servicer's portfolio of mortgage loans of the type similar to the Mortgage Loans and information on factors related to the Servicer that may be material to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including whether any default or servicing related performance trigger has occurred as to any other securitization due to any act or failure to act of the Servicer, whether any material noncompliance with applicable servicing criteria as to any other securitization has been disclosed or reported by the Servicer, and the extent of outsourcing the Servicer uses;

     -a description of any material changes to the Servicer's policies or procedures in the servicing function it will perform under this Agreement and any Reconstitution Agreements for mortgage loans of the type similar to the Mortgage Loans during the past three years;

     -information regarding the Servicer's financial condition to the extent that there is a material risk that the effect on one or more aspects of servicing resulting from such financial condition could have a material impact on the performance of the securities issued in the Pass-Through Transfer, or on servicing of mortgage loans of the same asset type as the Mortgage Loans;

     -any special or unique factors involved in servicing loans of the same type as the Mortgage Loans, and the Servicer's processes and procedures designed to address such factors;

     -statistical information regarding principal and interest advances made by the Servicer on the Mortgage Loans and the Servicer's overall servicing portfolio for the past three years; and

     -the Servicer's process for handling delinquencies, losses, bankruptcies and recoveries, such as through liquidation of REO Properties, foreclosure, sale of the Mortgage Loans or workouts.

Item 1110(a)

     -Identify  any   originator  or  group  of  affiliated   originators   that
originated, or are expected to originate, 10% or more of the mortgage loans in any loan group in the securitization issued in the Pass-Through Transfer.


Item 1110(b)

     Provide the following information with respect to any originator or group of affiliated originators that originated, or is expected to originate, 20% or more of the mortgage loans in any loan group in the securitization issued in the Pass-Through Transfer:

     -the Seller's form of organization; and

     -a description of the Seller's origination program and how long the Seller has been engaged in originating residential mortgage loans, which description must include a discussion of the Seller's experience in originating mortgage loans of the same type as the Mortgage Loans and information regarding the size and composition of the Seller's origination portfolio as well as information



                                    Exh 16-2
that may be material to an analysis of the performance of the Mortgage Loans, such as the Seller's credit-granting or underwriting criteria for mortgage loans of the same type as the Mortgage Loans.

Item 1117

     -describe any legal proceedings pending against the Seller and Servicer or against any of their respective property, including any proceedings known to be contemplated by governmental authorities, that may be material to the holders of the securities issued in the Pass-Through Transfer.

Item 1119(a)

     -describe any affiliations of the Servicer, each other originator of the Mortgage Loans and each Subservicer with the sponsor, depositor, issuing entity, trustee, any originator, any other servicer, any significant obligor, enhancement or support provider or any other material parties related to the Pass-Through Transfer.

Item 1119(b)

     -describe any business relationship, agreement, arrangement, transaction or understanding entered into outside of the ordinary course of business or on terms other than those obtained in an arm's length transaction with an unrelated third party, apart from the Pass-Through Transfer, between the Seller, Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates, and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years, that may be material to the understanding of an investor in the securities issued in the Pass-Through Transfer.

Item 1119(c)

     -describe any business relationship, agreement, arrangement, transaction or understanding involving or relating to the Mortgage Loans or the Pass-Through Transfer, including the material terms and approximate dollar amount involved, between the Seller, Servicer, each other originator of the Mortgage Loans and each Subservicer, or their respective affiliates and the sponsor, depositor or issuing entity or their respective affiliates, that exists currently or has existed during the past two years.



                                    Exh 16-3

                                   EXHIBIT 17
                                   ----------

         SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

     The assessment of compliance to be delivered by [the Servicer] [Name of Subservicer] shall address, at a minimum, the criteria identified as below as "Applicable Servicing Criteria":


---------------------------------------------------------------------------------------------------------------------
                                                                                                Applicable Servicing
                                    Servicing Criteria                                                Criteria
---------------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
---------------------------------------------------------------------------------------------------------------------
                                          General Servicing Considerations
-----------------------                                                                       -----------------------
                        Policies and procedures  are  instituted to monitor any  performance            X
                        or other  triggers  and  events of default  in  accordance  with the
1122(d)(1)(i)           transaction agreements.
-----------------------                                                                       -----------------------
                        If  any  material  servicing  activities  are  outsourced  to  third            X
                        parties,  policies  and  procedures  are  instituted  to monitor the
                        third  party's   performance  and  compliance  with  such  servicing
1122(d)(1)(ii)          activities.
-----------------------                                                                       -----------------------
                        Any  requirements  in  the  transaction  agreements  to  maintain  a            X
1122(d)(1)(iii)         back-up servicer for the mortgage loans are maintained.
-----------------------                                                                       -----------------------
                        A fidelity bond and errors and omissions  policy is in effect on the            X
                        party   participating  in  the  servicing  function  throughout  the
                        reporting  period  in  the  amount  of  coverage   required  by  and
                        otherwise  in   accordance   with  the  terms  of  the   transaction
1122(d)(1)(iv)          agreements.
-----------------------                                                                       -----------------------
                                         Cash Collection and Administration
-----------------------                                                                       -----------------------
                        Payments  on  mortgage  loans  are  deposited  into the  appropriate            X
                        custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of
1122(d)(2)(i)           days specified in the transaction agreements.
-----------------------                                                                       -----------------------
                        Disbursements  made via wire  transfer on behalf of an obligor or to            X
1122(d)(2)(ii)          an investor are made only by authorized personnel.
-----------------------                                                                       -----------------------
                        Advances of funds or guarantees  regarding  collections,  cash flows            X
                        or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the
1122(d)(2)(iii)         transaction agreements.
-----------------------                                                                       -----------------------
                        The  related  accounts  for the  transaction,  such as cash  reserve
                        accounts    or    accounts     established     as    a    form    of
                        overcollateralization,   are  separately   maintained   (e.g.,  with            X
                        respect  to  commingling  of cash) as set  forth in the  transaction
1122(d)(2)(iv)          agreements.
-----------------------                                                                       -----------------------
                        Each  custodial   account  is  maintained  at  a  federally  insured            X
                        depository  institution as set forth in the transaction  agreements.
                        For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
1122(d)(2)(v)           13k-1(b)(1) of the Securities Exchange Act.
-----------------------                                                                       -----------------------
                        Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized            X
1122(d)(2)(vi)          access.
-----------------------                                                                       -----------------------
                        Reconciliations   are   prepared   on  a  monthly   basis  for  all            X
                        asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are (A)  mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C)  reviewed and
                        approved  by  someone   other  than  the  person  who  prepared  the
                        reconciliation;  and (D) contain explanations for reconciling items.
                        These  reconciling  items are  resolved  within 90 calendar  days of
                        their  original  identification,   or  such  other  number  of  days
1122(d)(2)(vii)         specified in the transaction agreements.
---------------------------------------------------------------------------------------------------------------------


                                    Exh 17-1

---------------------------------------------------------------------------------------------------------------------
                                                                                                Applicable Servicing
                                    Servicing Criteria                                                Criteria
---------------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
---------------------------------------------------------------------------------------------------------------------
                                         Investor Remittances and Reporting
-----------------------                                                                       -----------------------
                        Reports  to  investors,   including  those  to  be  filed  with  the            X
                        Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such  reports (A) are prepared in  accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                        required  by  its  rules  and   regulations;   and  (D)  agree  with
                        investors'  or  the  trustee's   records  as  to  the  total  unpaid
                        principal  balance  and number of  mortgage  loans  serviced  by the
1122(d)(3)(i)           Servicer.
-----------------------                                                                       -----------------------
                        Amounts due to investors  are  allocated  and remitted in accordance            X
                        with timeframes,  distribution priority and other terms set forth in
1122(d)(3)(ii)          the transaction agreements.
-----------------------                                                                       -----------------------
                        Disbursements  made to an investor  are posted  within two  business
                        days to the  Servicer's  investor  records,  or such other number of            X
1122(d)(3)(iii)         days specified in the transaction agreements.
-----------------------                                                                       -----------------------
                        Amounts remitted to investors per the investor reports
                        agree with cancelled checks, or other form of payment,
1122(d)(3)(iv)          or custodial bank statements.                                                   X
-----------------------                                                                       -----------------------
                                             Pool Asset Administration
-----------------------                                                                       -----------------------
                        Collateral or security on mortgage loans is maintained
                        as required by the transaction agreements or related                            X
1122(d)(4)(i)           mortgage loan documents.
-----------------------                                                                       -----------------------
                        Mortgage loan and related  documents are  safeguarded as required by            X
1122(d)(4)(ii)          the transaction agreements
-----------------------                                                                       -----------------------
                        Any  additions,  removals  or  substitutions  to the asset  pool are            X
                        made,  reviewed and approved in  accordance  with any  conditions or
1122(d)(4)(iii)         requirements in the transaction agreements.
-----------------------                                                                       -----------------------
                        Payments  on  mortgage  loans,   including  any  payoffs,   made  in            X
                        accordance  with the related  mortgage loan  documents are posted to the Servicer's  obligor records maintained no more than two business days after  receipt,  or such other number of days  specified in the transaction  agreements,  and  allocated to  principal,  interest or other items (e.g.,  escrow) in accordance with the related  mortgage
1122(d)(4)(iv)          loan documents.
-----------------------                                                                       -----------------------
                        The Servicer's  records  regarding the mortgage loans agree with the            X
                        Servicer's  records with respect to an  obligor's  unpaid  principal
1122(d)(4)(v)           balance.
-----------------------                                                                       -----------------------
                        Changes  with  respect  to  the  terms  or  status  of an  obligor's            X
                        mortgage  loans (e.g.,  loan  modifications  or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance  with
1122(d)(4)(vi)          the transaction agreements and related pool asset documents.
-----------------------                                                                       -----------------------
                        Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans,            X
                        modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                        repossessions,   as  applicable)   are   initiated,   conducted  and
                        concluded in accordance  with the  timeframes or other  requirements
1122(d)(4)(vii)         established by the transaction agreements.
-----------------------                                                                       -----------------------
                        Records  documenting  collection  efforts are maintained  during the            X
                        period  a  mortgage  loan  is  delinquent  in  accordance  with  the transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent  mortgage  loans  including,  for  example,  phone calls, letters and payment  rescheduling  plans in cases where  delinquency
1122(d)(4)(viii)        is deemed temporary (e.g., illness or unemployment).
-----------------------                                                                       -----------------------
                        Adjustments  to interest rates or rates of return for mortgage loans            X
                        with variable rates are computed based on the related  mortgage loan
1122(d)(4)(ix)          documents.
---------------------------------------------------------------------------------------------------------------------


                                    Exh 17-2

---------------------------------------------------------------------------------------------------------------------
                                                                                                Applicable Servicing
                                    Servicing Criteria                                                Criteria
---------------------------------------------------------------------------------------------------------------------
      Reference                                   Criteria
---------------------------------------------------------------------------------------------------------------------
-----------------------                                                                       -----------------------
                        Regarding  any funds  held in trust for an  obligor  (such as escrow            X
                        accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  mortgage loan documents,  on at least an annual basis, or such other  period  specified  in the  transaction  agreements;  (B)
                        interest  on such  funds  is  paid,  or  credited,  to  obligors  in accordance with  applicable  mortgage loan documents and state laws;
                        and (C) such funds are  returned to the  obligor  within 30 calendar days of full repayment of the related  mortgage loans, or such other
1122(d)(4)(x)           number of days specified in the transaction agreements.
-----------------------                                                                       -----------------------
                        Payments  made on behalf  of an  obligor  (such as tax or  insurance            X
                        payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such
1122(d)(4)(xi)          other number of days specified in the transaction agreements.
-----------------------                                                                       -----------------------
                        Any late  payment  penalties  in  connection  with any payment to be            X
                        made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the
1122(d)(4)(xii)         obligor's error or omission.
-----------------------                                                                       -----------------------
                        Disbursements made on behalf of an obligor are posted
                        within two business days to the obligor's records
                        maintained by the servicer, or such other number of days
1122(d)(4)(xiii)        specified in the transaction agreements.                                       X
-----------------------                                                                       -----------------------
                        Delinquencies,   charge-offs   and   uncollectible   accounts   are            X
                        recognized   and  recorded  in  accordance   with  the   transaction
1122(d)(4)(xiv)         agreements.
-----------------------                                                                       -----------------------
                        Any external enhancement or other support, identified in
                        Item 1114(a)(1) through (3) or Item 1115 of Regulation
1122(d)(4)(xv)          AB, is maintained  as set forth in the transaction agreements.
-----------------------                                                                       -----------------------

---------------------------------------------------------------------------------------------------------------------



                                [SERVICER] [NAME OF SUBSERVICER]


                                Date: _________________________



                                By:________________________________
                                Name:
                                Title:




                                    Exh 17-3

                                   EXHIBIT 18
                                   ----------


                               Foreclosure Rights

1. The Servicer shall include in its monthly servicing reports a code indicating each Mortgage Loan that is 60 or more days delinquent, each Mortgage Loan that is 90 or more days delinquent, and each Mortgage Loan that is in foreclosure or similar proceedings.

2. Within five Business Days of its receipt of the monthly servicing report, the holder of the designated foreclosure rights (the "Securityholder") shall notify both the Servicer and Master Servicer if it objects to the proposed course of action.

3. If the Securityholder timely and affirmatively objects pursuant section 2 above, then the Securityholder shall instruct the Master Servicer (with a copy to the Servicer) to hire three appraisal firms selected by the Master Servicer in its reasonable discretion, to compute the fair value of the Mortgaged Property securing the related Mortgage Loan utilizing the Fannie Mae Form 2055 Exterior-Only Inspection Residential Appraisal Report (each such appraisal-firm computation, a "Fair Value Price"), in each case no later than 30 days from the date of such Securityholder objection. All costs relating to the computation of the Fair Value Prices shall be for the account of the Securityholder and shall be paid by the Securityholder at the time that such Mortgage Loan is purchased by the Securityholder.

          (a) If the Master Servicer shall have received three Fair Value Prices by the expiration of such 30-day period, then the Securityholder shall, no later than five Business after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan (the "Unpaid Principal Balance") and (ii) the average of such three Fair Value Prices respectively determined by such appraisal firms; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

          (b) If the Master Servicer shall not have received three Fair Value Prices by the end of the 30-day period set forth in paragraph 3 above, then:

               (i) If the Master Servicer shall have received only two Fair Value Prices by the end of such 30-day period, then the Master Servicer shall determine, in its reasonable discretion, the fair value of the Mortgaged Property and other collateral relating to such Mortgage Loan (such fair value, the "Master Servicer's Fair Value Price") and the Securityholder shall, no later than five Business Days


                                    Exh 18-1
          after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the average of such Fair Value Prices determined by such appraisal firms and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (ii) If the Master Servicer shall have received only one Fair Value Price by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the least of (1) the Unpaid Principal Balance thereof, (2) the Fair Value Price determined by such appraisal firm and (3) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (iii) If the Master Servicer shall not have received any such Fair Value Prices by the end of such 30-day period, then the Master Servicer will determine the Master Servicer Fair Value Price of the Mortgaged Property related to such Mortgage Loan and the Securityholder shall, no later than five Business Days after the expiration of such 30-day period, purchase such Mortgage Loan for an amount equal to the lesser of (1) the Unpaid Principal Balance thereof and (2) the Master Servicer's Fair Value Price; and shall deliver such amount to the Servicer against the assignment of the related Mortgage Loan and the delivery of the related documents on the purchase date.

               (iv) If the Master Servicer has not received three Fair Value Prices by the end of such 30-day period, it shall continue for the next 30 days to try to obtain three Fair Value Prices. Upon the earlier of the date that it obtains the three Fair Value Prices, or the end of the 30-day extension, the Master Servicer shall recalculate the price payable pursuant to this Exhibit and, within five Business Days thereafter, (i) the Securityholder shall pay the Servicer the positive difference between the recalculated purchase price, and the price actually paid by it, or (ii) the Servicer shall refund to the Securityholder the positive difference between the purchase price actually paid by the Securityholder, and the recalculated purchase price.

4. Notwithstanding anything herein to the contrary, the Securityholder shall not be entitled to any of its rights set forth herein with respect to a Mortgage Loan following its failure to purchase such Mortgage Loan at the purchase price set forth above within the timeframe set forth above following the Securityholder's objection to an action of the Servicer, and the Servicer shall provide the Master Servicer written notice of such failure.

5.   Any  notice,  confirmation, instruction or objection pursuant to paragraphs
     (1) or (2) above may be delivered via facsimile or other written or electronic communication as the parties hereto and the Securityholder may agree to from time to time.

                                    Exh 18-2

6. For the avoidance of doubt, the Securityholder's rights set forth in this Exhibit are intended to provide the Securityholder, for so long as it has not forfeited its right under paragraph 4 hereof as set forth in paragraph (3) above, with the unilateral right to control foreclosure decisions in respect of delinquent and defaulted Mortgage Loans, and certain exclusive purchase rights so as to maximize the recovery value on delinquent and defaulted Mortgage Loans.

7.   To  the  extent  that  the  Securityholder  purchases  any  Mortgage   Loan
     pursuant to this Exhibit, the Servicer will continue to service such Mortgage Loan in accordance with this Agreement. The parties acknowledge that, in such event, the Securityholder will have no duty or responsibility to service any such Mortgage Loan.

8. In the event that the Securityholder purchases any Mortgage Loan pursuant to this Exhibit, the Servicer and the Securityholder will work together in good faith to take any and all actions necessary to effect such purchase, including, but not limited to, the preparation and execution of any endorsements or assignments of the Mortgage Loan documents, all at the expense of the Securityholder.

9. The Master Servicer shall promptly deliver any written notices that it receives under this Exhibit to the Securityholder.

10. [The Master Servicer shall provide copies of each Fair Value Price and any written supporting materials it receives to the Certificate Insurer within ten days of receipt of such items by the Master Servicer.]




                                    Exh 18-3